SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __ )

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    (as permitted by Rule  14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or  ss.240.14a-12

                          Imclone Systems Incorporated.
                (Name of Registrant as Specified In Its Charter)

       ___________________________________________________________________
    (Name of Person)s) Filing Proxy Statement if other than the Registrant)

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

                                                       PRELIMINARY COPIES

                          IMCLONE SYSTEMS INCORPORATED

                                180 Varick Street
                               New York, NY 10014
                                 (212) 645-1405

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               Date: May 24, 1999
                               Time: 10:00 a.m.
                              Place: Hilton New York & Towers
                                     1355 Avenue of the Americas
                                     New York, New York 10019

                          ----------------------------

Items of Business:

1.   Election of ten directors.

2. Approval of amendment to the Company's 1996 Incentive Stock Option Plan, as amended (the "1996 ISO Plan") to increase the number of shares of common stock which are authorized to be issued under the 1996 ISO Plan.

3. Approval of amendments to the 1996 Non-Qualified Stock Option Plan, as amended (the "1996 Non-Qualified Plan") to (i) increase the number of shares of common stock which are authorized to be issued under the 1996 Non-Qualified Plan, and (ii) increase the annual option grant made to members of the Board of Directors (the "Board") and the Chairman who are not full-time employees of the Company under the 1996 Non-Qualified Plan.

4. Approval of an amendment to the Company's certificate of incorporation to increase the number of shares of common stock the Company is authorized to issue.

5. Approval of the grant of an option to the President and Chief Executive Officer.

6. Approval of the grant of an option to the Executive Vice President and Chief Operating Officer.

7. Ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1999.

8.   Any other matters properly brought before the shareholders at the meeting.

Record Date:

      Only holders of the common stock of record at the close of business on April 7, 1999 are entitled to notice of and to vote at the meeting.

Annual Report:

      Our 1998 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

Proxy Voting:

      It is important that your shares be represented and voted at the meeting. To vote, please complete, sign and date the enclosed proxy and promptly return it in the envelope provided to our transfer agent, Boston EquiServe, 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021. Sending in your proxy will not prevent you from voting in person at the meeting.

                                              By Order of the Board of Directors

New York, New York                            JOHN B. LANDES
April __, 1999                                Secretary

                                Table of Contents

ABOUT THE MEETING..............................................................1
What is the purpose of the meeting?............................................1
Who is entitled to vote?.......................................................1
Who can attend the meeting?....................................................1
What constitutes a quorum?.....................................................1
How do I vote?.................................................................2
Can I change my vote after I return my proxy card?.............................2
What are the Board's recommendations?..........................................2
What vote is required to approve each item?....................................2
How are votes counted?.........................................................2
Who pays for this proxy solicitation?..........................................2
STOCK OWNERSHIP................................................................3
Who are the largest owners of the Company's stock?.............................3
How much stock do the Company's directors, certain officers and certain others own?..........................................................3
ITEM 1--ELECTION OF BOARD OF DIRECTORS.........................................5
Nominees for Director..........................................................5
Business Experience of Nominees for Director...................................6
Directors' Compensation........................................................8
Information Concerning Board and Committee Meetings............................9
Information Concerning Officers...............................................10
Certain Transactions..........................................................11
Executive Compensation........................................................11
Report of the Compensation Committee on Executive Compensation................11
Compensation Committee Interlocks and Insider Participation...................13
Summary Compensation Table....................................................14
Option Grants for Fiscal 1998.................................................16
Option and Warrant Exercises and Values for Fiscal 1998.......................17
Stock Price Performance.......................................................18
ITEM 2 -- Approval of amendment to 1996 Incentive Stock Option Plan...........19
ITEM 3 -- Approval of amendments to 1996 Non-Qualified Stock Option Plan......23
ITEM 4 -- Approval of amendment to the Certificate of Incorporation...........27
ITEM 5 -- Approval of option grant to the President and
          Chief Executive Officer.............................................29
ITEM 6 -- Approval of option grant to the Executive Vice President and Chief Operating Officer.........................................32
ITEM 7 -- Ratification of the appointment of KPMG LLP for fiscal 1999.........35
Stockholder Proposals for fiscal 1999.........................................35

                          IMCLONE SYSTEMS INCORPORATED
                                180 Varick Street
                            New York, New York 10014

                                -----------------

                                 PROXY STATEMENT

                                -----------------

      This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of ImClone Systems Incorporated (the "Company") to be held at 10:00 a.m., local time, on Monday, May 24, 1999, at the Hilton New York & Towers, 1355 Avenue of the Americas, New York, New York 10019, and at any adjournments thereof.

ABOUT THE MEETING

What is the purpose of the meeting?

At the meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, approval of an amendment to the Company's 1996 Incentive Stock Option Plan, as amended (the "'96 ISO Plan"), approval of amendments to the Company's 1996 Non-Qualified Stock Option Plan, as amended (the "1996 Non-Qualified Plan"), approval of an amendment to the Company's certificate of incorporation, approval of the grant of an option to the Company's President and Chief Executive Officer, approval of the grant of an option to the Company's Executive Vice President and Chief Operating Officer and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 1998 and respond to questions from stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 7, 1999, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person. All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 24,618,255 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

The persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors (the "Board"). The Board's recommendation is "for" each of the items set forth in this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

Amendment of Certificate of Incorporation. The affirmative vote of the holders of a majority of the shares outstanding on the record date will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted.

Other Item. For each other item, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such item will not be voted, although it will be counted for purposes of determining the number of votes cast on the item. Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee will not be permitted to vote your shares on matters that the New York Stock Exchange does not determine to be routine. Thus, if you do not give your broker or nominee specific instructions on non-routine matters, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum and in determining the number of votes cast on a routine item. Items 1, 4 and 7 are considered routine matters. Items 2, 3, 5 and 6 are considered non-routine matters.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. In addition, we have retained Corporate Investor Communications, Inc. to assist us in soliciting your proxy for a fee of $5,000 plus reasonable out-of-pocket expenses.

                                 STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

Except as set forth in the table below, the Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's common stock. Unless otherwise indicated, information about 5% beneficial holders is based solely on Schedule 13G reports filed with the Securities and Exchange Commission ("SEC").

How much stock do the Company's directors, certain officers and certain others own?

The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the Company's directors, the Named Officers in the Summary Compensation Table below and the directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of April 1, 1999. "Beneficial Ownership" is a technical term defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially own" our common stock if you own it directly or indirectly (through a relationship, a position as a director or trustee or through an agreement).

                                                        Shares
                                                      Beneficially     Percent
Name and Address(1)                                      Owned         Owned(2)
-------------------                                      -----         --------
The Oracle Group ................................     1,496,700(3)      5.86%
712 Fifth Avenue, NY, NY 10019

Samuel D. Waksal,Ph.D ...........................     1,300,583(4)      5.12%

Harlan W. Waksal, M.D ...........................     1,098,380(5)      4.36%

Robert F.Goldhammer .............................       852,390(6)      3.39%

Carl S. Goldfischer, M.D ........................       241,666(7)      *

John B. Landes ..................................       233,500(8)      *

John Mendelsohn, M.D ............................       173,476(9)      *

David M. Kies ...................................       150,500(10)     *

Paul B. Kopperl .................................        71,460(11)     *

Vincent T. DeVita, Jr., M.D .....................        63,592(12)     *

Jean Carvais, M.D ...............................        48,542(13)     *

William R. Miller ...............................        29,897(14)     *

Richard Barth ...................................        29,000(15)     *

John A. Gilly ...................................         5,198(16)     *

All Directors and Executive Officers as a group
(11 persons) ....................................     4,059,486(17)    14.98%

* Less than 1%.

(1) Unless otherwise noted, each person's address is in care of ImClone Systems Incorporated, 180 Varick Street, Seventh Floor, New York, New York 10014.

(2) The percentage of voting stock owned by each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of April 1, 1999, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by (ii) the sum of (A) 24,617,358 which is the number of shares of common stock outstanding as of April 1, 1999 plus (B) the number of shares of common stock issuable upon exercise of currently exercisable options and warrants held by such stockholder. For purposes of this security ownership table "currently exercisable options" and "currently exercisable warrants" consist of options and warrants exercisable as of April 1, 1999 or within 60 days after April 1, 1999. Shares of the Company's Series A Convertible Preferred Stock (the "Series A preferred stock" or "Series A preferred shares") are not included in the denominator because they do not have voting rights.

(3) Includes 925,000 shares issuable upon the exercise of currently exercisable warrants. This information is as of April 5, 1999 and was obtained from a letter of confirmation supplied by The Oracle Group. The Oracle Group is comprised of various investment partnerships and managed accounts controlled by Larry N. Feinberg.

(4) Includes 350,000 shares issuable upon the exercise of currently exercisable warrants and 415,000 shares issuable upon the exercise of currently exercisable options.

(5) Includes 240,000 shares issuable upon the exercise of currently exercisable options; 340,680 shares issuable upon the exercise of currently exercisable warrants; and 2,600 shares owned by Dr. Waksal's sons as to which he disclaims beneficial ownership.

(6) Includes 113,542 shares issuable upon the exercise of currently exercisable options; 379,990 shares issuable upon the exercise of currently exercisable warrants; and 13,314 shares held in trust as to which Mr. Goldhammer disclaims beneficial ownership.

(7) Consists of 241,666 shares issuable upon exercise of currently exercisable options.

(8) Includes 94,000 shares issuable upon the exercise of currently exercisable options and 104,000 shares issuable upon the exercise of currently exercisable warrants.

(9) Consists of 173,476 shares issuable upon the exercise of currently exercisable options.

(10) Includes 12,500 shares issuable upon the exercise of currently exercisable options and 8,000 shares held by Mr. Kies as custodian for his son as to which he disclaims beneficial ownership.

(11) Includes 42,500 shares issuable upon the exercise of currently exercisable options; and 500 shares held by Mr. Kopperl's spouse as to which Mr. Kopperl disclaims beneficial ownership.

(12) Includes 63,292 shares issuable upon the exercise of currently exercisable options.

(13) Consists of 48,542 shares issuable upon the exercise of currently exercisable options.

(14) Includes 28,897 shares issuable upon the exercise of currently exercisable options.

(15) Includes 27,500 shares issuable upon exercise of currently exercisable options.

(16) Consists of shares of common stock, 191 of which are held in a custodial account for the benefit of Dr. Gilly's sons. Dr. Gilly ceased employment with the Company as of December 31, 1998 and all his options remaining unexercised on that date were cancelled.

(17) Includes an aggregate of (i) 2,477,585 shares issuable upon the exercise of currently exercisable options and warrants and (ii) 24,414 shares as to which beneficial ownership is disclaimed. Shares held by Mr. Landes have not been included as he is not considered an executive officer of the Company and shares held by Mr. Gilly have not been included as he no longer is employed by the Company.


                                 PROPOSAL NO. 1

                         ELECTION OF BOARD OF DIRECTORS

An entire board of directors, consisting of ten members, will be elected at the meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting.

Nominations. At the meeting, the Board of Directors will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why any of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election.

General Information About the Nominees. All of the nominees are currently directors of the Company. Each of the nominees has agreed to be named in the proxy statement and to serve as a director if elected. The ages listed for the nominees are as of April 1, 1999.

                              Nominees For Director

                                                Current Position     Director of
Name                                             with Company      Company Since
----                                             ------------      -------------
Richard Barth (1)(2)                 Director                             1996
Jean Carvais, M.D.                   Director                             1993
Vincent T. DeVita, Jr., M.D. (1)(5)  Director                             1992
Robert F. Goldhammer (2)(3)(4)       Chairman of the Board                1984
David M. Kies (2)(4)                 Director                             1996
Paul B. Kopperl (1)(2)(4)            Director                             1993
John Mendelsohn, M.D.(4)(5)          Director                             1998
William R. Miller (1)(4)             Director                             1996
Harlan W. Waksal, M.D. (3)(4)(5)     Executive Vice President, Chief      1984
                                     Operating Officer and Director
Samuel D. Waksal, Ph.D. (3)(5)       President, Chief Executive Officer   1985
                                     and Director

(1)   Member of Audit Committee
(2)   Member of Compensation and Stock Option Committee
(3)   Member of Executive Committee
(4)   Member of Nominating and Corporate Governance Committee
(5)   Member of Research Oversight Committee

                  BUSINESS EXPERIENCE OF NOMINEES FOR DIRECTOR

      Richard Barth, 67, has been a Director of the Company since October 1996. Mr. Barth served as Chairman of the Board of Ciba-Geigy Corporation, United States ("Ciba-Geigy") from 1990 until December 1996, and was President and Chief Executive Officer of Ciba-Geigy from 1986 until April 1996. Mr. Barth is a member of the Board of Directors of numerous organizations, including Novartis Corporation, United States, The Bank of New York and Bowater, Inc., and serves as Chairman of the Board of Trustees of New York Medical College.

      Jean Carvais, M.D., 72, has been a Director of the Company since July 1993, and has since 1984 been an independent consultant to companies in the pharmaceutical industry. Prior to that time, Dr. Carvais was President of The Research Institute of Roger Bellon, S.A., now a division of Rhone-Poulenc Rorer, Inc. ("Rhone-Poulenc"). As such, he was involved in the development of a line of anti-cancer drugs, including Bleomycin and Adriamycin, as well as a new line of antibiotics and quinolones. Following the acquisition of Roger Bellon, S.A. by Rhone-Poulenc, Dr. Carvais became a member of Rhone-Poulenc's central research committee which directs the company's worldwide research and development activities. Dr. Carvais is a director of Columbia Laboratories, Inc.

      Vincent T. DeVita, Jr., M.D., 64, has been a Director of the Company since February 1992. Dr. DeVita is Director of the Yale Cancer Center as well as Professor of Medicine and Professor of Epidemiology and Public Health at Yale University School of Medicine, New Haven, Connecticut. From September 1988 through June 1995, Dr. DeVita served as Attending Physician at Memorial Sloan-Kettering Cancer Center ("Sloan-Kettering"), New York, and through June 1991 as Physician-in-Chief. From 1980 to 1988, he served under Presidential appointment as Director of the National Cancer Institute ("NCI"), where he had held various positions since 1966. During his years with the NCI, Dr. DeVita was instrumental in developing the first successful combination cancer chemotherapy program. This work ultimately led to effective regimens of curative chemotherapy for a variety of cancers. Dr. DeVita's numerous awards include the 1990 Armand Hammer Cancer Prize and the 1982 Albert and Mary Lasker Medical Research Award for his contribution to the cure of Hodgkin's disease. Dr. DeVita received his M.D. from the George Washington University School of Medicine, Washington, DC, in 1961.

      Robert F. Goldhammer, 68, has served as the Company's Chairman of the Board since February 1991 and has been a Director of the Company since October 1984. Mr. Goldhammer has been a partner of Concord International Investment Group, L.P. since 1991. He was a partner of Rohammer Corporation, a private investment company, from 1989 to 1991. He was a managing director of Kidder, Peabody Group Inc., an investment banking firm, from May 1988 to January 1989. He is a director of E.G.&G, Inc. and Esterline Technologies Corporation.

      David M. Kies, 55, has been a Director of the Company since June 1996. Mr. Kies is a Partner of the New York based law firm Sullivan & Cromwell, specializing in mergers and acquisitions, securities and general corporate matters. Mr. Kies joined Sullivan & Cromwell in 1968, and was elected a partner of the firm in 1976. From 1991 until 1995, he was the managing partner of the firm's London office.

      Paul B. Kopperl, 65, has served on the Board since December 1993. He is President of Pegasus Investments, Inc., Boston, a private investment management firm established in 1994. He has served as President of Delano & Kopperl, Inc., a financial advisory firm in Boston and its predecessor firms from 1976 to the present. From 1967 through 1975 he was Vice President and a principal of Kidder, Peabody & Co. Incorporated, New York, an investment banking firm. From 1959 to 1967 he was an associate with Goldman, Sachs & Co., New York. Mr. Kopperl is a Trustee and Governor of the Dana-Farber Cancer Institute, Boston, and over the years has served as a trustee or director of numerous not-for-profit educational, performing arts and social welfare organizations and businesses.

      John Mendelsohn, M.D., 62, has been a Director of the Company since February 1998. He has served as the President of M.D. Anderson Cancer Center, University of Texas, where he has also been Professor of Medicine since 1996. From 1985 to 1996 he was Chairman of the Department of Medicine at Sloan-Kettering, New York, as well as holder of the Winthrop Rockefeller Chair in Medical Oncology at Sloan-Kettering. He was also Professor and Vice-Chairman of Medicine at Cornell University Medical College and an attending physician at both Memorial and New York Hospitals. Dr. Mendelsohn served on the faculty of the University of California, San Diego and was instrumental in the creation of the University's Cancer Center, where he served as Director from 1976 to 1985. Dr. Mendelsohn's work has focused on growth factors and their role in regulating the proliferation of cancer cells through cell surface receptors. Dr. Mendelsohn was responsible for developing specific monoclonal antibodies that block receptors, including epidermal growth factor receptors, which mediate growth factor activation of cell and growth and division. Dr. Mendelsohn is currently a board member of the Richard Lounsbery Foundation and the Greater Houston Partnership, and a fellow of the New York Academy of Medicine. In 1997, Dr. Mendelsohn was elected to the Institute of Medicine of the National Academy of Sciences.

      William R. Miller, 70, has been a Director of the Company since June 1996. Mr. Miller served as Vice Chairman of the Board of Directors of the Bristol-Myers Squibb Company from 1985 until 1991, at which time he retired. Mr. Miller is a director of Isis Pharmaceuticals, Inc., Transkaryotic Therapies, Inc., Westvaco Corporation and Xomed Surgical Products, Inc. He is Chairman of the Board of Vion Pharmaceuticals, Inc. and SIBIA Neurosciences, Inc. He is Chairman of the Board of Trustees of the Cold Spring Harbor Laboratory and is a past Chairman of the Board of the Pharmaceutical Manufacturers Association. Mr. Miller is a Trustee of the Manhattan School of Music, Metropolitan Opera Association and Opera Orchestra of New York. He is a member of Oxford University Chancellor's Court of Benefactors, Honorary Fellow of St. Edmund Hall and Chairman of the English-Speaking Union of the United States.

      Harlan W. Waksal, M.D., 46, is a founder of the Company and has been a Director since April 1984. He has directed the Company's research and development since April 1985, and has served as the Company's Executive Vice President and Chief Operating Officer since March 1987. From 1985 to March 1987, Dr. Waksal served as the Company's President. Dr. Waksal received his training in Internal Medicine from Tufts-New England Medical Center Hospital and in Pathology from Kings County Hospital in Brooklyn, New York from 1982 to 1987. From 1984 to 1985, Dr. Waksal was Chief Resident in Pathology at Kings County Hospital. He received his Medical Degree from Tufts University School of Medicine in 1979. He is currently Adjunct Assistant Professor in the Department of Pathology at Downstate Medical Center, New York. Dr. Harlan Waksal and Dr. Samuel Waksal are brothers.

      Samuel D. Waksal, Ph.D., 51, President of the Company, is a founder of the Company and has been its Chief Executive Officer and a Director since August 1985 and President since March 1987. From 1982 to 1985, Dr. Waksal was a member of the faculty of Mt. Sinai School of Medicine as Associate Professor of Pathology and Director of the Division of Immunotherapy within the Department of Pathology. He has served as visiting Investigator of the National Cancer Institute, Immunology Branch, Research Associate of the Department of Genetics, Stanford University Medical School, Assistant Professor of Pathology at Tufts University School of Medicine and Senior Scientist for the Tufts Cancer Research Center. Dr. Waksal was a scholar of the Leukemia Society of America from 1979 to 1984. Dr. Waksal currently serves on the Executive Committee of the New York Biotechnology Association, the Board of Directors of Cadus Pharmaceutical Corporation and is Chairman of the New York Council for the Humanities. Dr. Samuel Waksal and Dr. Harlan Waksal are brothers.

      The Board recommends a vote "FOR" each of the nominees named above (Proposal No. 1 on the proxy card).

                             DIRECTORS' COMPENSATION
Cash Compensation

      Each director of the Company, exclusive of the Chairman, who is not an employee of the Company or who does not otherwise provide consulting services to the Company receives compensation of $10,000 per year, or a pro rata portion thereof for persons not serving the full fiscal year, for such person's services as a director as well as reimbursement of the director's reasonable out-of-pocket expenses incurred in connection with his Board and Board committee activities. In addition, subject to the first sentence of this paragraph, the Chairman of each of the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee receives $5,000 per year as compensation for the services of each as Chairman.

Directors' Stock Options

      Pursuant to the Company's 1996 Non-Qualified Plan, directors who are not full-time employees of the Company automatically receive on each February 15th an option to purchase 2,500 shares of common stock, or a pro rata portion thereof for persons not having served the full fiscal year. Such options vest after one full year of service on the Board from the date of grant and have an exercise price equal to the fair market value of the common stock on the date of grant. Directors newly joining the Board who are not full-time employees of the Company are made a one-time option grant under the 1996 Non-Qualified Plan to purchase 25,000 shares of common stock. Such options vest as to 25% of the shares of common stock over the four-year period commencing with the date of grant, subject to such individual's continued service on the Board on the scheduled date of vesting, and have an exercise price equal to the fair market value of the common stock on the date of grant. From time to time, non-employee directors are granted additional options in consideration for providing services on the Board. No such additional options were granted in 1998. Shareholders are being asked to approve an amendment to the 1996 Non-Qualified Plan to increase the automatic annual grant to directors (except the Chairman) who are not full-time employees of the Company from 2,500 to 15,000 and to increase the automatic annual grant to the Chairman who is not a full-time employee from 2,500 to 30,000 (Proposal No. 3 to this Proxy Statement).

      The table below sets forth option grants to non-employee directors during the year ended December 31, 1998 in consideration for such directors serving on the Board:

    Name                                               Number of Options
    ----                                               -----------------
Richard Barth                                                2,500(1)
Jean Carvais                                                 2,500(1)
Vincent T. DeVita, Jr                                        2,500(1)
Robert F. Goldhammer                                         2,500(1)
David M. Kies                                                2,500(1)
Paul B. Kopperl                                              2,500(1)
John Mendelsohn                                              2,226(1)
                                                            25,000(2)
William R. Miller                                            2,500(1)

(1) These options were granted automatically pursuant to the terms of the 1996 Non-Qualified Plan on February 15, 1998 at a per share exercise price of $6.94 which is equal to the fair market value of the common stock on the date of grant. They vested and became exercisable in their entirety on February 15, 1999 and terminate February 14, 2008. Pursuant to the terms of the 1996 Non-Qualified Plan, Dr. Mendelsohn received a smaller grant due to his joining the Board after the beginning of the 1998 fiscal year.

(2) This option was granted automatically pursuant to the terms of the 1996 Non-Qualified Plan upon Dr. Mendelsohn's newly joining the Board in January 1998. It is exercisable at a per share exercise price of $5.97, the fair market value of the common stock on the date of grant, and vests as to 25% of the shares of common stock on each of January 30, 1999, January 30, 2000, January 30, 2001 and January 30, 2002, subject to Dr. Mendelsohn's continued service on the Board.

                   INFORMATION CONCERNING BOARD AND COMMITTEE
                      MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors oversees the business and affairs of the Company and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. During the year ended December 31, 1998, there were five meetings of the Company's Board. No incumbent director attended fewer than 75% of the total number of meetings of the Board and of the Committees of the Board on which he served.

      The Company has an Executive Committee of the Board composed of Dr. Samuel
D. Waksal (Chairman), Robert F. Goldhammer and Dr. Harlan W. Waksal. The Executive Committee acts for the Board when formal Board action is required between Board meetings. The Executive Committee has all the power of the full Board in the management of the business and affairs of the Company, except those powers that by law cannot be delegated by the Board. The Executive Committee met two times during the year ended December 31, 1998 and also took during the year certain other action by means of unanimous written consent.

      The Company has an Audit Committee of the Board composed of Paul B. Kopperl (Chairman), Vincent T. DeVita, Jr., Richard Barth and William R. Miller. The Audit Committee considers matters relating to the adequacy of the Company's internal financial controls and the objectivity of the Company's financial reporting, reviews the Company's annual financial statements and the performance of the Company's auditors and makes recommendations to the Board with respect to these matters. The Audit Committee also reviews the Company's "Year 2000" compliance program. The Audit Committee's Chairman reviews the Company's quarterly financial statements. The Audit Committee met twice during the year ended December 31, 1998.

      The Company has a Compensation and Stock Option Committee (the "Compensation Committee") of the Board composed of Robert F. Goldhammer (Chairman), Paul B. Kopperl, David M. Kies and Richard Barth. The Compensation Committee is responsible for developing executive compensation policies. The Compensation Committee (i) determines on an annual basis the base salary to be paid to the Chief Executive Officer and determines bonuses and incentive awards to be paid from time to time to the Chief Executive Officer; and (ii) approves on an annual basis a salary plan for other senior officers on the recommendation of the Chief Executive Officer in conjunction with other senior personnel and approves bonuses and incentive awards to be paid from time to time to such senior officers on the recommendation of the Chief Executive Officer in conjunction with other senior personnel. The Compensation Committee also administers the Company's various stock option and purchase plans, including the granting of options under the option plans. The Compensation Committee met one time during the year ended December 31, 1998 and also took during the year certain other action by means of unanimous written consent.

      The Company has a Nominating and Corporate Governance Committee composed of David M. Kies (Chairman), Paul B. Kopperl, John Mendelsohn, William R. Miller, Robert F. Goldhammer and Harlan W. Waksal. The Nominating and Corporate Governance Committee considers and makes recommendations to the Board regarding Board and committee nominees and membership, director performance and officer candidates. The Nominating and Corporate Governance Committee also considers and makes recommendations to the Board with respect to corporate organizational and governance matters. The Corporate Governance Committee did not meet during the year ended December 31, 1998 but took certain action by means of unanimous written consent. The Nominating and Corporate Governance Committee considers nominations for director made by stockholders of the Company in accordance with the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company's Amended and Restated By-laws.

      The Company has a Research Oversight Committee composed of Samuel D. Waksal (Chairman), Vincent T. DeVita, Jr., John Mendelsohn and Harlan W. Waksal. The Research Oversight Committee is responsible for directing the research focus of the Company. The Research Oversight Committee did not meet during the year ended December 31, 1998.

                         INFORMATION CONCERNING OFFICERS

      Certain information concerning each officer of the Company is provided below.

      Samuel D. Waksal, Ph.D., is the President and Chief Executive Officer of the Company. Certain information concerning Dr. Waksal appears on page seven.

      Harlan W. Waksal, M.D., is the Executive Vice President and Chief Operating Officer of the Company. Certain information concerning Dr. Waksal appears on page seven.

      Peter Bohlen, Ph.D., 56, has been Vice President, Research of the Company since September 1996. From November 1995 to July 1996 he was Senior Director of Ixsys, a privately-held biotechnology company. From October 1987 to June 1996 he was department head of the Molecular Biology Section of American Cyanamid's Medical Research Division and director of the company's angiogenesis program. He also has held academic positions at the Salk Institute, San Diego and the University of Zurich, Switzerland. Dr. Bohlen received his Ph.D. in chemistry from the University of Berne in Switzerland. In 1983, he received the Cloetta Award in Switzerland for his contributions in the field of protein analysis.

      Michael Feldman, Ph.D., 73, became Vice President, Discovery Research for the Company in May 1995. Prior thereto he served as Director of Basic Research for the Company since 1993. Dr. Feldman is former head of the Department of Cell Biology at the Weizmann Institute of Science in Rehovot, Israel, and a former dean of its graduate school. He has done pioneering work in the areas of transplantation immunology, differentiation of lymphocytes and cancer immunology. In 1984, he received the Griffuel Award in France for his work in cancer metastasis, and in 1986 received the Rothschild Award for his work in immunology. Dr. Feldman is a member of the Israeli Academy of Sciences and Humanities and the World Academy of Arts and Sciences.

      Carl S. Goldfischer, M.D., 40, has served as Vice President, Finance and Chief Financial Officer since May 1996. From June 1994 until joining the Company, Dr. Goldfischer served as a healthcare analyst with Reliance Insurance Company. From June 1991 until June 1994, Dr. Goldfischer was Director of Research for D. Blech & Co., an investment banking firm. Dr. Goldfischer received a doctorate of medicine from Albert Einstein College of Medicine in 1988 and served as a resident in radiation oncology at Montefiore Hospital of the Albert Einstein College of Medicine until 1991. Dr. Goldfischer is a director of Immulogic Pharmaceutical Corporation. Dr. Goldfischer has resigned from the Company to resume his career in investment banking. This resignation is expected to be effective the end of May 1999.

      John B. Landes, 51, has served as Vice President, Business Development and General Counsel since November 1992. Prior thereto, he was Vice President, Administration and Legal since December 1984. He also has been Secretary of the Company since April 1985 and served as its Treasurer from April 1984 through September 1991, except for an interim period from December 1988 to February 1991. From 1978 to 1984, Mr. Landes was an associate attorney with the Boston law firm of Mahoney, Hawkes and Goldings.

      Ronald A. Martell, 37, has served as the Company's Vice President, Marketing since November 1998. Prior to joining the Company he worked at Genentech, Inc. for ten years where he held various positions. Most recently, from 1996 until joining the Company, he served as Genentech's Group Manager of Oncology Products where he directed the launch of Herceptin, Genentech's monoclonal antibody product approved to treat breast cancer. From 1995 to 1996 he served as Senior Product Manager where he launched Pulmozyme for cystic fibrosis in Europe. From 1994 through 1995 he served as Manager of Genentech's Piedmont Sales Division. Prior to that, he served from 1993 as Associate Product Manager for Genentech's Pulmozyme.

      S. Joseph Tarnowski, Ph.D., 45, has served as the Company's Vice President, Product and Process Development since January 1999. Prior to joining the Company, he held various positions with CellPro Inc., the principal business of which was the development, manufacture and marketing of automated systems that utilize monoclonal antibodies to purify large quantities of specific cells for therapeutic and diagnostic applications. He joined CellPro in June 1992 as Vice President of Operations and was appointed to the position of Vice President of

Research and Development in June 1995 and became Senior Vice President and Chief Technical Officer in December 1996. From November 1986 to May 1992, Dr. Tarnowski was Director, Process and Product Development of Scios Nova Inc. (formerly California Biotechnology Inc.), a company that develops recombinant human proteins for therapeutic uses. Dr. Tarnowski received a Ph.D. in Biochemistry from the University of Tennessee in 1979 and was a Postdoctoral Fellow at the Roche Institute of Molecular Biology from 1979 through 1981.

Section 16(a) Beneficial Ownership Reporting Compliance

      Ownership of and transactions in the Company's securities by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding common stock are required to be reported to the Securities and Exchange Commission (the "Commission") pursuant to Section 16(a) of the Exchange Act. During the year ended December 31, 1998, based on information received by the Company, one form was untimely filed for each of Dr. Samuel Waksal, Dr. Harlan Waksal, Dr. Carl S. Goldfischer and Mr. Robert F. Goldhammer.


                              CERTAIN TRANSACTIONS

      During the year ended December 31, 1998, the Company paid Dr. Vincent T. DeVita, Jr., a director of the Company, a total of $100,000 for scientific consulting services provided to the Company by Dr. DeVita.

      In January 1998, the Company accepted a promissory note totaling approximately $131,000 from its President and CEO in connection with the exercise of a warrant to purchase 87,305 shares of the Company's common stock. The note is due no later than two years from issuance and is full recourse. Interest is payable on the first anniversary date of the promissory note and on the stated maturity or any accelerated maturity at the annual rate of 8.5%. At December 31, 1998, the total amount due the Company, including interest, was approximately $142,000 and is classified in the stockholders' equity section of the balance sheet as a note receivable from officer and stockholder.

      In October 1998, the Company accepted an unsecured promissory note totaling $100,000 from its Executive Vice President and COO. The note is payable on demand including interest at the annual rate of 8.25% for the period that the loan is outstanding. On April 8, 1999, Dr. Waksal repaid the note in full, including all interest accrued thereon.

      In January 1999, the Company accepted an unsecured promissory note totaling $60,000 from its Vice President, Product and Process Development. The
note is payable upon the earlier of on demand or July 28, 1999 and bears interest at an annual rate equal to the prime rate at Citibank, N.A. plus 1% for the period that the loan is outstanding. The loan was made as a bridge in connection with the officer's relocation in connection with accepting employment with the Company.

                             EXECUTIVE COMPENSATION

Report of Compensation Committee

      The Compensation Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. Pursuant to authority delegated by the Board, the Committee determines the executive compensation policy of the Company and determines on an annual basis the compensation to be paid to the Chief Executive Officer and approves compensation to other officers of the Company, at the recommendation of the Chief Executive Officer and other supervising personnel.

Overall Philosophy

      The Company's overall executive compensation philosophy is based on the premise that compensation should be set at levels that support the Company's business strategies and long-term objectives and should reward executives for their contributions to the enhancement of shareholder value. The key elements of the executive compensation package are base salary, annual incentive awards and stock options. In establishing base salaries, annual incentive awards and awards of stock options, the Compensation Committee considers periodic compensation surveys, including those provided by third parties covering the biopharmaceutical industry. Officers' compensation is compared to that of other executives in peer group surveys. In evaluating each senior executive's performance, the Company generally conforms to the following process:

      o Company and individual goals and objectives are set at the beginning of the performance cycle.

      o At the end of the performance cycle, the executive's manager, or in the case of the Chief Executive Officer, the Compensation Committee, evaluates the accomplishment of the executive's goals and objectives and his or her contributions to the Company.

      o The executive's performance is then reviewed by the executive's manager with the executive and consideration is given to goals for the following performance cycle.

      o The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary, bonus, and stock option levels.

      The Compensation Committee uses no set formulas in making these determinations and may afford different weight to different factors for each senior executive. Such weighting may vary from year to year. In determining compensation, the Compensation Committee does not attempt to correlate compensation with specific financial results, such as revenues or profits, for the current period. This is in large part due to the nature of the biopharmaceutical industry in which traditional evaluations of corporate performance may not apply in reviewing the performance of executives. The Committee looks toward the progress of the Company's research and development programs, its ability to gain appropriate levels of support for its programs through its strategic partnering agreements, its ability to attract, motivate and retain talented employees and its ability to secure capital sufficient for its product development programs to achieve rapid and effective commercialization as may be practicable.

Base Salary

      At the end of each year, the Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on a comparison to national surveys, taking into consideration the Company's performance and current circumstances, accomplishment of his goals and objectives and his contributions to the Company. The Compensation Committee also reviews and approves, or modifies, a salary plan for the other senior executives prepared by the Chief Executive Officer in conjunction with other senior personnel.

Annual Incentive Awards

      Although the Company does not have a formal bonus plan for its management, the Compensation Committee determines annual incentive awards to senior executives from time to time based on individual performance and Company performance. Specific performance goals of each executive are determined early each year in direct consultation with the executive's supervisor. These performance goals include successful and cost efficient management of the executive's department and specific contributions made by that department to the immediate and ultimate goals of the Company. For the Chief Executive Officer, such goals are determined in reference to the CEO's plan for the coming year for the Company as a whole, as presented to the Board. The awarding of annual incentive awards takes into consideration individual efforts as well as performance of the Company as a whole. In evaluating performance of the Company as a whole, several factors are examined, including productivity of research and development programs, successful movement of development stage products toward commercialization, fostering development of successful corporate partnerships, expense control, financing efforts and progress of the Company toward its short-term and long-term goals.

Long-Term Incentive Compensation

      Stock options and warrants are considered as long-term incentives and are intended to link the interests of the executive with those of the stockholder. Such securities will provide value to the grantee when the price of the Company's stock increases.

      The Compensation Committee conducts a formal review from time to time of the stock option and warrant holdings and vesting schedule of each officer. The Compensation Committee authorizes stock option grants (and, in some cases, grants of warrants) to the executives with consideration to the growth and performance of the Company, individual performance and contribution, total stock option and warrant and vesting levels and length of service.

      For their performance in the year ended December 31, 1998, the CEO and the other Named Officers (as hereinafter defined) were awarded no warrants and were awarded options to purchase an aggregate of 945,000 shares of common stock. See "Option Grants for Fiscal 1998."

Deductibility of Compensation

      The Compensation Committee has reviewed the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which, beginning in 1994, limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the Chief Executive Officer and the other Named Officers (as hereinafter defined). It is the policy of the Company to attempt to have its executive compensation plans treated as tax deductible compensation whenever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of that compensation plan.

Chief Executive Officer Compensation

      The key elements of the compensation for the Chief Executive Officer are base salary, annual incentive awards and stock options or warrants. In evaluating Dr. Samuel Waksal's 1998 performance and in determining Dr. Waksal's 1998 compensation, the Compensation Committee, along with the full Board, considered the performance of the Company in 1998. In 1998, the Company advanced its cancer vaccine product, BEC2, into a Phase III clinical trial, which is the Company's first Phase III trial and one of the first Phase III trials for any cancer vaccine. C225, the Company's lead product under development, also continued to advance with the Company obtaining FDA approval in January 1999 to commence a Phase III trial for C225 in head and neck cancers. The financing of C225 through development was also further strengthened with the closing of a license and development agreement with Merck KGaA where the Company further succeeded in retaining North American rights. Also considered was the continued strength of the Company's research pipeline, particularly with respect to anti-angiogenesis, a core area of the Company's research, as well as pro-angiogenesis.

                           Compensation and Stock Option Committee

                                            Robert F. Goldhammer, Chairman
                                            Richard Barth
                                            David M. Kies
                                            Paul B. Kopperl

Compensation Committee Interlocks and Insider Participation

      As of December 31, 1998, the members of the Compensation Committee were Richard Barth, Robert F. Goldhammer (Chairman), David M. Kies and Paul B. Kopperl, none of whom is an employee of the Company.

                           SUMMARY COMPENSATION TABLE

      The Summary Compensation Table sets forth the cash and non-cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the four most highly compensated officers (other than the Chief Executive Officer) for the years ended December 31, 1998, 1997 and 1996 who were serving as officers at December 31, 1998 and whose total salary and bonus exceeded $100,000 for the year ended December 31, 1998 (the "Named Officers").

                                                                                      Long Term
                                          Annual Compensation                    Compensation Awards
                          ---------------------------------------------------- -------------------------
                             Year       Salary       Bonus       Other Annual   Securities Underlying      All Other
                                       ($)(1)       ($)(2)      Compensation    Options and Warrants      Compensation
                                                                   ($)(3)           (#)(4)                     ($)
                             ----       ------       -----       ------------   ---------------------      ---------
  Samuel D. Waksal          1998      $300,000     $400,000          --               300,000             $10,435(7)
  President and Chief       1997       225,000      280,000(5)       --               250,000(6)          $10,435(7)
  Executive Officer         1996       225,000      200,000(5)       --                45,000             $10,435(7)

  Harlan W. Waksal          1998       250,000     $300,000          --               250,000                  --
  Executive Vice            1997       195,000      250,000(8)       --               497,000(6)(9)            --
  President and Chief       1996       195,000      200,000(8)       --                40,000                  --
  Operating Officer

  John B. Landes            1998       165,000      120,000          --               135,000                  --
  Vice President,           1997       165,000       90,000          --                25,000                  --
  Business Development      1996       165,000       50,000          --                30,000                  --
  and General Counsel

  Carl S. Goldfischer(10)   1998       175,000       75,000          --               125,000                  --
  Vice President, Finance   1997       175,000       90,000          --                25,000(6)               --
  and Chief Financial       1996       109,000       75,000          --               225,000                  --
  Officer

  John A. Gilly(11)         1998       175,000         --            --               135,000(12)              --
  Vice President,           1997       165,000      100,000          --                35,000(12)              --
  Biopharmaceutical         1996       165,000      100,000          --                75,000(12)              --
  Operations

(1) Amounts shown include compensation deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

(2) Although the Company has no formal bonus plan, the Compensation Committee, in its discretion, may award bonuses to officers of the Company. The Company has paid bonuses based on individual and Company performance. Amounts shown include awards paid relative to services rendered in each of the last three fiscal years. All bonus awards for each of the last three fiscal years were paid in cash. Bonuses are recorded for the period in which they were earned.

(3) Excludes perquisites and other personal benefits for each Named Officer which did not equal or exceed the lesser of $50,000 or 10% of such individual's base salary and bonus for the years ended December 31, 1998, 1997 and 1996, respectively.

(4) Options or warrants to purchase the number of shares of common stock shown are recorded for the period in which they were granted, except as discussed in footnote 6.

(5) During 1996, Dr. Samuel D. Waksal was paid a $100,000 bonus relating to his 1996 performance. During 1996, the Compensation Committee determined to consider the payment to him of an additional bonus, in an amount to be determined, subject to the Company's completion by June 30, 1997 of a corporate partnership, or similar arrangement, with acceptable terms. In connection with the December 1997 amendment of the Company's BEC2 Research and License Agreement with Merck KGaA and sale to Merck KGaA of $40,000,000 of the Company's Series A preferred stock, the Compensation Committee determined to extend the June 30, 1997 period, and Dr. Samuel D. Waksal was paid a bonus of $100,000. This amount is reflected as a 1996 bonus.

(6) Options to purchase 250,000, 100,000 and 25,000 shares of common stock, respectively, held by Drs. Samuel D. Waksal, Harlan W. Waksal and Carl S. Goldfischer, respectively, were granted in January 1998 and relate to 1997 performance.

(7) Consists of premium payments on a term life insurance policy for Dr. Samuel D. Waksal under which his daughters are the beneficiaries.

(8) During 1996, Dr. Harlan W. Waksal was paid a $100,000 bonus relating to his 1996 performance. During 1996, the Compensation Committee determined to consider the payment to him of an additional $100,000 bonus at the end of the six month period ending June 30, 1997. In June 1997, the Compensation Committee determined to award such additional bonus to Dr. Harlan W. Waksal. This amount is reflected as a 1996 bonus.

(9) In March 1997, the Board extended the term of a warrant to purchase 397,000 shares of common stock held by Dr. Harlan W. Waksal which was due to expire. The term was extended for a period of two years on the same terms and conditions as the original grant. For purposes of this table, this extension is treated as a new warrant grant. In April 1997, Dr. Harlan W. Waksal exercised this warrant.

(10) Dr. Goldfischer commenced employment with the Company on May 20, 1996 and has resigned from the Company with an expected effective date of the end of May 1999.

(11)  Dr. Gilly ceased employment with the Company as of December 31, 1998.

(12) These options terminated unexercised as to 135,000 shares, 0 shares and 75,000, respectively, in connection with Dr. Gilly's cessation of employment with the Company as of December 31, 1998.

                          OPTION GRANTS IN FISCAL 1998

      The following table sets forth certain information relating to stock option and warrant grants to the Named Officers during the year ended December 31, 1998.

                                 % of Total
                      Number of   Options/
                     Securities   Warrants                                         Potential Realizable
                     Underlying  Granted to                                    Value at Assumed Annual Rates of
                      Options/   Employees                                        Stock Price Appreciation
                      Warrants   in Fiscal  Exercise Price                       for Option/Warrant Term (3)
      Name             Granted    Year(1)    ($/share)(2)   Expiration Date    0%($)        5%($)       10%($)
      ----             -------    -------    ------------   ---------------    --------------------------------
Samuel D. Waksal      300,000(4)    15%        $ 11.375       May 25, 2008    $   --   $  1,321,719   $4,125,953

Harlan W. Waksal      250,000(4)    13%          11.375       May 25, 2008        --      1,101,433    3,438,294

John B. Landes        135,000(4)     7%          11.375       May 25, 2008        --        594,774    1,856,679

Carl S. Goldfischer   125,000(4)     6%          11.375       May 25, 2008        --        550,716    1,719,147

John A. Gilly         135,000(5)     7%          11.375            --             --          --         --

(1) The Company granted options to purchase a total of 1,949,250 shares of common stock to employees during 1998. This number excludes options to purchase a total of 375,000 granted in January 1998 to Drs. Samuel D. Waksal, Harlan W. Waksal and Carl S. Goldfischer because they relate to 1997 performance and have previously been reported as 1997 compensation.

(2) All options were granted to purchase common stock at an exercise price that equaled or exceeded the fair market value of the common stock on the date of grant.

(3) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the holders if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the dates the respective options were granted. The 0% appreciation column is included because the options were granted with exercise prices which equaled or exceeded the fair market value of the underlying common stock on the date of grant, and thus will have no value unless the Company's stock price increases above the exercise prices.

(4) These options vest and become exercisable as to 40% on May 26, 1999, as to an additional 30% on May 26, 2000 and as to the remaining 30% on May 26, 2001, subject to the respective holder's continued employment with the Company on the relevant vesting date.

(5) This option terminated in its entirety unexercised on December 31, 1998 due to Dr. Gilly's ceasing to be employed by the Company.

             OPTION AND WARRANT EXERCISES AND VALUES FOR FISCAL 1998

      The following table sets forth option and warrant exercises during the year ended December 31, 1998 by the Named Officers and the value of the options and warrants held by such persons on December 31, 1998, whether or not exercisable on such date.

                       Shares                        Number of Shares Underlying        Value of Unexercised
                     Acquired                       Unexercised Options/Warrants   In-The-Money Options/Warrants at
                         on           Value           at December 31, 1998(#)           December 31, 1998($)2
       Name          Exercise(#)  Realized($)(1)     Exercisable    Unexercisable     Exercisable    Unexercisable
       ----          ----------   --------------     -----------    -------------     -----------    -------------
Samuel D. Waksal        87,305     $   436,525         395,000         550,000        $ 1,247,050    $   750,000

Harlan W. Waksal         --               --           380,680         350,000          2,578,715        300,000

John B. Landes          23,000         144,260         144,000         150,000            863,127           --

Carl S. Goldfischer       --              --           166,666         208,334            127,166        119,509

John A. Gilly(3)        50,000         202,939           --              --                 --              --

(1) The values realized were calculated by multiplying the closing market price of the common stock on the date of exercise by the respective number of shares exercised and subtracting the aggregate exercise price. Accordingly, such values realized assume a sale of such common stock on the date of exercise, which may not necessarily have occurred.

(2) The values were calculated by multiplying the closing market price of the common stock on December 31, 1998 ($9.063 per share as reported by the Nasdaq National Market on that date) by the respective number of shares and subtracting the aggregate exercise price, without making any adjustments for vesting, termination contingencies or other variables. If the exercise price of an option or warrant is equal to or greater than $9.063 the option or warrant is deemed to have no value.

(3) John A. Gilly ceased to be employed by the Company as of December 31, 1998. On this date all his unexercised options terminated in their entirety.

Other Benefit Plans

      The Company has no defined benefit or defined contribution retirement plans other than the ImClone Systems Incorporated 401(k) Employee Savings Plan (the "Plan") established under Section 401(k) of the Code. Contributions to the Plan are voluntary, and substantially all full-time employees are eligible to participate. For 1999, the Company has elected to make voluntary matching contributions equal to 25% of the first 4% of an employee's eligible compensation contributed by the employee, limited to $2,500 per employee. The Company made such a matching contribution for 1998 which totaled $47,000. The Company anticipates evaluating the level of its matching contribution, if any, on an annual basis.

                             STOCK PRICE PERFORMANCE

      The graph below provides a comparison of the cumulative total return (assuming reinvestment of dividends) for the Company (which paid no dividends), The Nasdaq Stock Market (U.S. Companies) Total Return Index, and the Nasdaq Pharmaceutical Stocks Total Return Index for the period from December 31, 1993 through December 31, 1998. The graph assumes $100 was invested in ImClone common stock and each of the indexes at the beginning of such period. The Nasdaq Stock Market (U.S. Companies) Total Return Index comprises all domestic common shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market. The Nasdaq Pharmaceutical Stocks Total Return Index represents all companies, including biotechnology companies, trading on Nasdaq classified under the Standard Industrial Classification Code for pharmaceuticals.

                   COMPARISON OF FIVE YEAR TOTAL RETURN AMONG
   IMCLONE, NASDAQ STOCK MARKET (U.S. COMPANIES) TOTAL RETURN INDEX AND NASDAQ
                    PHARMACEUTICAL STOCKS TOTAL RETURN INDEX

[The following information was depicted as a line graph in the printed material]

     Date               ImClone Systems         Nasdaq          Pharmaceutical
------------------     -----------------    -------------      ----------------
   12/31/93                   100                100                 100
   12/31/94                    15                 98                  75
   12/31/95                   124                138                 138
   12/31/96                   159                170                 138
   12/31/97                   133                209                 143
   12/31/98                   148                293                 183

                                 PROPOSAL NO. 2

    APPROVAL OF AMENDMENTS TO THE COMPANY'S 1996 INCENTIVE STOCK OPTION PLAN

      In February 1996, the Company's Board adopted the 1996 ISO Plan in order to enable the Company to attract and retain key executives and other employees and to promote the interests of the Company. Subject to shareholder approval, on March 29, 1999, the Board approved amendments to the 1996 ISO Plan to increase the total number of shares of common stock which may be issued pursuant to options granted under the 1996 ISO Plan from 3,000,000 to 4,000,000, which number shall be reduced by the number of shares which have been or may be issued pursuant to options granted under the 1996 Non-Qualified Plan.

      The Board believes that a key ingredient in attracting, motivating and retaining qualified executives and other employees is to offer significant potential rewards based upon the Company's success through the issuance of stock options. The amendment to the 1996 ISO Plan increasing the shares of common stock authorized under the plan and presented to the stockholders for their approval is designed to assist the Company in accomplishing this goal. Of the 3,000,000 shares of common stock currently authorized in the aggregate under the 1996 ISO Plan and the 1996 ISO Plan, at April 1, 1999 an aggregate of 58,592 shares remained available for future grants.

      The following summary description of the 1996 ISO Plan is qualified in its entirety by the full text of the 1996 ISO Plan which may be obtained by the Company's stockholders upon request to the Secretary of the Company. The 1996 Non-Qualified Plan has been approved by the Board and by the shareholders.

      The last sale price of a share of the Company's common stock as reported by the Nasdaq National Market on April 8, 1999 was $17.

      Purpose of the Plan. The purpose of the 1996 ISO Plan is to promote the interests of the Company by affording key executives and other employees of the Company an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such persons increased personal interest in its continued success.

      Administration of the Plans. The 1996 ISO Plan is administered by the Compensation Committee, comprised of not less than two persons. The members of the Compensation Committee serve at the pleasure of the Board, which has the power at all times to remove members from the Compensation Committee or to add members thereto. Vacancies in the Compensation Committee, however caused, are filled by action of the Board. All decisions or determinations of the Compensation Committee are made by the majority vote or decision of all of its members. The interpretation and construction by the Compensation Committee of the provisions of the 1996 ISO Plan or of the options granted thereunder are final unless otherwise determined by the Board.

      Eligibility to Participate in the Plan. Key executives and other employees of the Company are eligible for the grant of options under the 1996 ISO Plan.

      Common Stock Subject to the Plan. Currently, the number of shares of common stock to be issued or sold pursuant to options granted under the 1996 ISO Plan may not exceed 3,000,000 shares, less the number of shares of common stock to be issued or sold pursuant to options granted under the 1996 Non-Qualified Plan. The shareholders are being asked to amend the 1996 ISO Plan (and the 1996 Non-Qualified Plan) at the meeting to increase this number to 4,000,000.

      If any change is made in the shares of common stock subject to the 1996 ISO Plan or subject to any option granted under the 1996 ISO Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Compensation Committee as to the maximum number of shares subject to the 1996 ISO Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Compensation Committee shall be final, binding and conclusive upon each participant.

      Amendments or Discontinuation of the1996 ISO Plan. The Board may make such amendments, changes and additions to the 1996 ISO Plan, or may discontinue and terminate the 1996 ISO Plan, as it may deem advisable from time to time; provided, however, that no action may affect or impair any options theretofore granted under such plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of common stock present at a meeting in person or by proxy and entitled to vote at the meeting shall be necessary to effect any amendment to the 1996 ISO Plan which would increase the number of shares of common stock subject to options granted under such plan or which would authorize incentive stock options at a price below the fair market value (or 110% thereof, if the employee owns more than 10% of the voting securities of the Company at the time of the grant) of the shares of common stock subject to the option.

      ERISA. The 1996 ISO Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Description of Options

      Nontransferability. Options granted pursuant to the 1996 ISO Plan are not transferable by the holder thereof, other than by will, the laws of descent and distribution, or (if authorized in the applicable stock option agreement) pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder.

      Granting of Options. The Compensation Committee shall determine the key executives and other employees to be granted options under the 1996 ISO Plan, the number of shares of common stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the 1996 ISO Plan. To the extent the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by any holder during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000 (based upon the fair market value of such common stock on the date of the grant of such options), those options exercisable with respect to those shares valued in excess of $100,000 will be treated as non-qualified stock options. All stock options granted pursuant to the 1996 ISO Plan shall be evidenced by stock option agreements, which need not be identical, between the Company and the participant in such form as the Compensation Committee shall from time to time approve, subject to the terms of the 1996 ISO Plan. Each stock option agreement shall state the total number of shares of common stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof.

      Life of the Plan. Options may be granted under the 1996 ISO Plan until February 25, 2006.

      Exercise Price. The price at which the shares of common stock subject to each option granted under the 1996 ISO Plan may be purchased (the "option price" or "exercise price") shall be determined by the Compensation Committee, which shall have the authority at the time the option is granted to prescribe in any stock option agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices. In no event may the exercise price of an option granted under the 1996 ISO Plan be less than 100% (110% in the case of 10% stockholders) of the fair market value of the common stock on the date of the grant. The exercise price of all options granted under the 1996 ISO Plan is payable in full upon the exercise of such option, which payment shall be in cash, by check or in stock (that has been owned by the participant for at least six months) or notes of the Company, or, as agreed to by the Board, other consideration. In the case of payment made in stock of the Company, the stock shall be valued at its Fair Market Value (as hereinafter defined) on the last business day prior to the date of exercise. The term "Fair Market Value" for the common stock on any particular date shall mean the last reported sale price of the common stock on the principal market on which the common stock trades on such date or, if no trades of common stock are made or reported on such date, then on the next preceding date on which the common stock traded.

      Terms and Conditions of Exercise; Exercise Period. The terms and conditions of any option granted under the 1996 ISO Plan and the exercise period are governed by the option agreement between the holder of the option and the Company. Subject to the limitations set forth in the 1996 ISO Option Plan, the terms of such option agreements, including the exercise period, are determined by the Compensation Committee and need not be uniform among recipients of similar options. Options granted pursuant to the 1996 ISO Plan may be exercised only if the participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, an employee of the Company. The right to exercise any unexercised portion of any option granted under the 1996 ISO Plan terminates on the date of termination of the relationship between the participant and the Company, for any reason, without regard to cause, other than by reason of death or disability except as otherwise provided in connection with a particular option or a particular termination. The option may not be exercised thereafter, and the shares of common stock subject to the unexercised portion of such option may again be subject to new options under the 1996 ISO Plan. In the event a participant dies or is disabled while he is an employee of the Company, any options theretofore granted to him shall be exercisable only within the next 12 months immediately succeeding such death or disability and then only (a) in the case of death, by the person or persons to whom the participants right's under such option shall pass by will or the laws of descent and distribution, and in the case of disability, by such participant or his legal representatives and (b) if and to the extent that he was entitled to exercise such option at the date of his death or disability except as otherwise provided in connection with a particular option or a particular individual's death or disability. The maximum option term under the 1996 ISO Plan is ten years after the date of grant.

U.S. Federal Income Tax Consequences

      The following is a summary of the U.S. Federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to incentive stock options granted to U.S. employees under the 1996 ISO Plan. For this purpose, it is assumed that the shares acquired pursuant to the exercise of an option are held by the optionee as a capital asset. Certain other rules not discussed herein apply to the use of previously acquired shares of common stock in payment of the option exercise price.

      Options granted under the 1996 ISO Plan are intended to be "incentive stock options" described in Section 422 of the Code.

      Incentive Stock Options. In general, no taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option. The optionee's tax basis in the shares received on the exercise of such an option will be equal to the option price paid by the optionee for such shares.

      If the stock received upon exercise of an incentive stock option is held more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, any gain or loss recognized by the optionee on the subsequent sale of the stock will be a long-term capital gain or loss, as the case may be. If the shares received upon the exercise of an incentive stock option are disposed of prior to the end of such holding periods, an amount equal to the excess (if any) of (a) the lower of the disposition price or the fair market value of such shares on the date of exercise of the incentive stock option, over (b) the optionee's tax basis in such shares will be treated as ordinary income, and any further gain will be a short-term or long-term capital gain depending upon the period the shares were held. Any loss on the disposition of such shares will be a short-term or long-term capital loss depending upon the period the shares were held.

      Cancellation or Surrender. Consideration received by an optionee upon the surrender to, or cancellation by, the Company of an incentive stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

      Alternative Minimum Tax. In addition to the Federal income tax consequences described above, an optionee may be subject to the Federal alternative minimum tax. In general, upon the exercise of any incentive stock option an amount equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price will be treated as an item of adjustment for purposes of the alternative minimum tax. If, however, the shares are disposed of in the same taxable year in which the exercise occurs, the maximum amount that will be treated as an item of adjustment will be an amount equal to the excess of the amount received upon such disposition over the exercise price.

      The forgoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

New Plan Benefits

      The benefits or amounts that will be received or allocated in the future under the 1996 ISO Plan are not determinable.

      The Board recommends a vote "FOR" approval of the amendment to the 1996 ISO Plan to increase the total number of shares of common stock which may be issued pursuant to options which may be granted under the 1996 ISO Plan from 3,000,000 to 4,000,000, which number shall be reduced by the number of shares of common stock which have been or may be issued pursuant to options granted under the 1996 Non-Qualified Plan.

                                 PROPOSAL NO. 3

 APPROVAL OF AMENDMENTS TO THE 1996 NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED

      In February 1996, the Company's Board adopted the 1996 Non-Qualified Plan in order to enable the Company to attract and retain key executives, other employees, advisors, consultants and directors and to promote the interests of the Company by affording such persons an opportunity to acquire a proprietary interest in the Company. Subject to shareholder approval, on March 29, 1999, the Board approved amendments to the 1996 Non-Qualified Plan to increase the total number of shares of common stock which may be issued pursuant to options granted under the 1996 Non-Qualified Plan from 3,000,000 to 4,000,000, which number shall be reduced by the number of shares which have been or may be issued pursuant to options granted under the 1996 ISO Plan.

      The Board believes that a key ingredient in attracting, retaining and motivating key executives and other employees, advisors, consultants and directors is to offer significant potential rewards based upon the Company's success through the issuance of stock options. The amendment to the 1996 Non-Qualified Plan increasing the shares of common stock authorized for issuance presented herein to the stockholders for their approval is designed to assist the Company in accomplishing this goal. Of the 3,000,000 shares of common stock currently authorized under the 1996 Non-Qualified Plan and 1996 ISO Plan, at April 1, 1999 an aggregate of 58,592 shares remained available for future grants.

      The following summary description of the 1996 Non-Qualified Plan is qualified in its entirety by the full text of the 1996 Non-Qualified Plan which may be obtained by the Company's stockholders upon request to the Secretary of the Company. The 1996 Non-Qualified Plan has been approved by the Board and by the shareholders.

      The last sale price of a share of the Company's common stock as reported by the Nasdaq National Market on April 8, 1999 was $17.

      Purpose of the Plan. The purpose of the 1996 Non-Qualified Plan is to promote the interests of the Company by affording key executives, other employees, consultants, advisors and directors of the Company an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company and thus to create in such persons increased personal interest in its continued success.

      Administration of the Plan. The 1996 Non-Qualified Plan is administered by the Compensation Committee and is comprised of not less than two persons who shall be appointed by the Board from among the members of the Board. The members of the Compensation Committee serve at the pleasure of the Board, which has the power at all times to remove members from the Compensation Committee or to add members thereto. Vacancies in the Compensation Committee, however caused, are filled by action of the Board. All decisions or determinations of the Compensation Committee are made by the majority vote or decision of all of its members. The interpretation and construction by the Compensation Committee of the provisions of the 1996 Non-Qualified Plan or of the options granted thereunder are final unless otherwise determined by the Board.

      Eligibility to Participate in the Plan. Key executives, other employees, consultants, advisors and directors of the Company are eligible for the grant of options under the 1996 Non-Qualified Plan.

      Common Stock Subject to the Plan. Currently, the number of shares of common stock to be issued or sold pursuant to options granted under the 1996 Non-Qualified Plan may not exceed 3,000,000 shares, less the number of shares of common stock to be issued or sold pursuant to options granted under the 1996 ISO Plan. The shareholders are being asked to amend the 1996 Non-Qualified Plan (and the 1996 ISO Plan) at the meeting to increase this number to 4,000,000.

      If any change is made in the shares of common stock subject to the 1996 Non-Qualified Plan or subject to any option granted under the 1996 Non-Qualified Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Compensation Committee as to the maximum number of shares subject to the 1996 Non-Qualified Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Compensation Committee shall be final, binding and conclusive upon each participant.

      Amendments or Discontinuation of the Plans. The Board may make such amendments, changes and additions to the 1996 Non-Qualified Plan, or may discontinue and terminate the 1996 Non-Qualified Plan, as it may deem advisable from time to time; provided, however, that no action may affect or impair any options theretofore granted under such plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of common stock present at a meeting in person or by proxy and entitled to vote at the meeting shall be necessary to effect any amendment to the 1996 Non-Qualified Plan which would increase the number of shares of common stock subject to options granted under such plan.

      ERISA. The 1996 Non-Qualified Plan is not subject to any provision of ERISA.

Description of Options

      Nontransferability. Options granted pursuant to the 1996 Non-Qualified Plan are not transferable by the holder thereof, other than by will, the laws of descent and distribution, or (if authorized in the applicable stock option agreement) pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder.

      Granting of Options. The Compensation Committee shall determine the key executives, other employees, consultants, advisors and directors to be granted options under the 1996 Non-Qualified Plan, the number of shares of common stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the 1996 Non-Qualified Plan. All stock options granted pursuant to the 1996 Non-Qualified Plan shall be evidenced by stock option agreements, which need not be identical, between the Company and the participant in such form as the Compensation Committee shall from time to time approve, subject to the terms of the 1996 Non-Qualified Plan. Each stock option agreement shall state the total number of shares of common stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof.

      The Non-Qualified Plan provides that annually, on February 15 of each of the Company's fiscal years, any director of the Company who at the time is not a full-time employee of the Company (a "Participating Director") will be automatically granted an option for 2,500 shares of common stock (a "Participating Director Option"). Each person who becomes a Participating Director after the first day of the Company's fiscal year and within nine months of that date will be granted, on the date that person becomes a Participating Director, a Participating Director Option for a number of shares of common stock determined by pro rating the normal 2,500 share annual amount based on the period of time remaining in the fiscal year in which such person becomes a Participating Director. No person who owns 10% or more of the outstanding common stock of the Company (including shares of common stock issuable upon exercise of outstanding options and warrants) will be granted Participating Director Options. The shareholders are being asked pursuant to this Proposal No. 3 to amend the 1996 Non-Qualified Plan at the meeting to increase the Participating Director Option from 2,500 to 15,000 for Participating Directors (except the Chairman) and from 2,500 to 30,000 for the Chairman, commencing with the February 2000 Participating Director Option.

      Life of the Plan. Options may be granted under the 1996 Non-Qualified Plan until June 3, 2006.

      Exercise Price. The price at which the shares of common stock subject to each option (other than Participating Director Options) granted under the 1996 Non-Qualified Plan may be purchased (the "option price" or "exercise price") shall be determined by the Compensation Committee, which shall have the authority at the time the option is granted to prescribe in any stock option agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices. Participating Director Options have an exercise price equal to the fair market value of the common stock on the date of the grant. The exercise price of all options granted under the 1996 Non-Qualified Plan is payable in full upon the exercise of such option, which payment shall be in cash, by check or in stock (that has been owned by the participant for at least six months) or notes of the Company, or, as agreed to by the Board, other consideration. In the case of payment made in stock of the Company, the stock shall be valued at its Fair Market Value (as hereinafter defined) on the last business day prior to the date of exercise. The term "Fair Market Value" for the common stock on any particular date shall mean the last reported sale price of the common stock on the principal market on which the common stock trades on such date or, if no trades of common stock are made or reported on such date, then on the next preceding date on which the common stock traded.

      Terms and Conditions of Exercise; Exercise Period. The terms and conditions of any option granted under the 1996 Non-Qualified Plan and the exercise period are governed by the option agreement between the holder of the option and the Company. Subject to the limitations set forth in the 1996 Non-Qualified Plan, the terms of such option agreements, including the exercise period, are determined by the Compensation Committee and need not be uniform among recipients of similar options. Options (other than Participating Director Options) granted pursuant to the 1996 Non-Qualified Plan may be exercised only if the participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, an advisor or consultant to or director or employee of the Company. The right to exercise any unexercised portion of any option (other than Participating Directors Options) granted under the 1996 Non-Qualified Plan terminates on the date of termination of the relationship between the participant and the Company, for any reason, without regard to cause, other than by reason of death or disability, except as otherwise provided in connection with a particular option or a particular termination. The option may not be exercised thereafter, and the shares of common stock subject to the unexercised portion of such option may again be subject to new options under the 1996 Non-Qualified Plan. In the event a participant dies or is disabled while he is an advisor or consultant to or a director or employee of the Company, any options (other than Participating Director Options) theretofore granted to him shall be exercisable only within the next 12 months immediately succeeding such death or disability and then only
(a) in the case of death, by the person or persons to whom the participants rights under such option shall pass by will or the laws of descent and distribution, and in the case of disability, by such participant or his legal representatives and (b) if and to the extent that he was entitled to exercise such option at the date of his death or disability except as otherwise provided in connection with a particular option or a particular individual's death or disability. Participating Director Options remain exercisable for ten years after the date of grant and the option holder (or his legal representative or that of his estate) may continue to exercise an option notwithstanding that the holder ceases to be a Participating Director. The maximum option term under the 1996 Non-Qualified Plan is ten years after the date of grant.

U.S. Federal Income Tax Consequences

      The following is a summary of the U.S. Federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to non-qualified stock options granted to U.S. key executives, other employees, advisors, consultants or directors under the 1996 Non-Qualified Plan. For this purpose, it is assumed that the shares acquired pursuant to the exercise of an option are held by the optionee as a capital asset. Certain other rules not discussed here apply to the use of previously acquired shares of common stock in payment of the option exercise price.

      The 1996 Non-Qualified Plan is not qualified under Section 401(a) of the Code.

      Non-Qualified Options. No taxable income will be recognized by an optionee upon the grant of a non-qualified stock option. Upon the exercise of the option, the excess of the fair market value of the shares at the time of such exercise over the exercise price will be treated as compensation. Any amounts treated as compensation (i) will be taxable as ordinary income to the optionee and (ii) generally will be allowed as an income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of the option will be increased by any amounts so treated as compensation.

      Any gain or loss realized by an optionee on the subsequent sale of shares acquired upon the exercise of a non-qualified stock option will be short-term or long-term capital gain depending on the period the shares were held.

      Cancellation or Surrender. Consideration received by an optionee upon the surrender to, or cancellation by, the Company of a non-qualified stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

New Plan Benefits

      Other than option grants of Participating Director Options, the benefits or amounts that will be received or allocated in the future under the 1996 Non-Qualified Plan are not determinable.

      The Board recommends a vote "FOR" approval of amendments to the 1996 Non-Qualified Plan to (i) increase the number of shares of the Company's common stock which may be issued pursuant to options which may be granted under the 1996 Non-Qualified Plan from 3,000,000 to 4,000,000, which number shall be reduced by the number of shares of common stock which have been or may be issued pursuant to options granted under the 1996 ISO Plan, and (ii) increase the annual option grant made to non-employee members of the Board of Directors and the non-employee Chairman under the 1996 Non-Qualified Plan from 2,500 to 15,000 and from 2,500 to 30,000, respectively. (Proposal No. 3 on your proxy card).

                                 PROPOSAL NO. 4

          APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      At present, the Company is authorized to issue two classes of capital stock consisting of common stock with a par value of $.001 per share and preferred stock with a par value of $1.00 per share. 45,000,000 shares of common stock and 4,000,000 shares of preferred stock are currently authorized. As of April 1, 1999, 400,000 shares of preferred stock were outstanding and had been designated as Series A convertible preferred stock. As of April 1, 1999 there were:

o     24,668,175 shares of common stock issued and outstanding.

o 4,559,099 shares of common stock reserved for issuance for options issued and outstanding, including under the Company's various option plans.

o 2,263,590 shares of common stock reserved for issuance pursuant to outstanding warrants.

o 761,557 shares of common stock reserved for issuance under the Company's various option plans and 1998 Employee Stock Purchase Plan.

o 1,900,826 shares of common stock reserved for issuance pursuant to 400,000 shares of outstanding Series A preferred stock purchased in December 1997 for an aggregate or $40,000,000. 100,000 of the Series A preferred stock could be immediately converted into shares of common stock beginning on December 15, 1997. An additional 100,000 will be able to be converted into shares of common stock on or after each of January 1, 2000, January 1, 2001 and January 1, 2002. Any Series A preferred stock converted into common stock before January 1, 2000 will be converted at a conversion price of $12.50 per share of common stock. After that, the number of shares of common stock into which shares of Series A preferred stock are convertible is not fixed. Instead, the conversion price is determined under a formula based upon the market price of our common stock at specified measurement dates, which are generally one year apart. Because, except for the first tranche, the exact number of shares needed to be reserved cannot be determined due to the fluctuating market price, the Company has currently reserved a number of shares for the first tranche equal to 800,000 and a number of shares for all subsequent tranches based upon the market price at April 1, 1999. A different number of shares could be required based on fluctuations in the price of the common stock.

o 1,652,892 shares of common stock reserved for issuance as shares of common stock that may be issued in the event the Company achieves certain milestones in the development of C225, our lead therapeutic product pursuant to the terms of a Development and License Agreement entered into with Merck KGaA in December 1998. Under this agreement, Merck KGaA is paying to the Company, among other things, $30 million assuming the Company achieves certain milestones for which Merck KGaA will receive equity (the "Milestone Shares") in ImClone which will be priced at varying premiums to the then market price of the common stock depending upon the timing of the achievement of the respective milestones. Because the exact number of shares needed to be reserved cannot be determined due to the fluctuating market price, the Company has currently reserved a number of shares based upon the market price at April 1, 1999. A different number of shares could be required based on fluctuations in the price of the common stock.

      Accordingly, giving effect to such issuances and reserves, approximately 9,193,861 shares of common stock would remain available for issuance. If Proposal Nos. 2, 3, 5 and 6 described herein are approved by shareholders at the meeting, approximately 6,543,861 shares of common stock would remain available for issuance.

      The Board of Directors believes that it is in the best interests of the Company to increase the authorized number of shares of common stock from 45,000,000 to 60,000,000, and on March 29, 1999 the Board voted unanimously to submit to a vote of stockholders an amendment to the Company's certificate of incorporation so increasing the authorized common stock. The Company has no present agreement, commitment, plan or intent to issue any of the additional shares of common stock provided for in this Proposal other than as discussed above. If this Proposal is approved, the additional authorized common stock, as well as the currently authorized but unissued common stock (but for those shares which are reserved), would be immediately available in the future for such corporate purposes as the Board deems advisable from time to time without further action by the stockholders, unless such action is required by applicable law or any stock exchange or securities market upon which the Company's shares may be listed.

      The additional authorized common stock resulting from the approval of this Proposal will have the same terms and rights as the existing common stock. Holders of the common stock of the Company do not presently have preemptive rights nor will they as a result of the approval of this Proposal.

      The Board anticipates that the authorized common stock in excess of those shares outstanding and reserved for issuance (including, if authorized, the additional common stock provided for in this Proposal) will be utilized for general corporate purposes, including grants of stock options. These shares may also be publicly sold or privately placed as part of financing transactions and may be utilized by the Company in connection with acquisitions, commercial agreements and stock splits. Such increase in shares also could be used to make more difficult a change in control of the Company. Though the Company has no current plan or intention to issue such shares as a takeover defense, the additional authorized shares could be used to discourage persons from attempting to gain control of the Company or make more difficult the removal of management. Management is not currently aware of any specific effort to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

      It should be noted that, subject to the limitations discussed above, all of the types of Board action described in the preceding paragraphs can currently be taken and the power of the Board to take such actions would not be enhanced by the passage of this Proposal, although this Proposal would increase the number of shares of common stock that are subject to such action.

      If this Proposal is approved and the amendment to the certificate of incorporation becomes effective, the first paragraph of Article Fourth of the certificate of incorporation, which sets forth the Company's presently authorized capital stock, will be amended to read as set forth below.

      "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is sixty million (60,000,000) shares of common stock with a par value of one tenth of one cent ($.001) per share and four million (4,000,000) shares of preferred stock with a par value of one dollar ($1.00) per share."

      The Board recommends a vote "FOR" approval of the amendment to the Company's certificate of incorporation to increase the total number of authorized shares of common stock from 45,000,000 to 60,000,000 (Proposal No. 4 on your proxy card).

                                 PROPOSAL NO. 5

     APPROVAL OF GRANT BY THE BOARD OF DIRECTORS TO THE PRESIDENT AND CHIEF
             EXECUTIVE OFFICER OF AN OPTION TO PURCHASE COMMON STOCK

      The Compensation Committee granted, subject to Board approval, shareholder approval and a favorable opinion from an unaffiliated executive compensation consulting firm, an option to Dr. Samuel D. Waksal, President and Chief Executive Officer, for the purchase of 1,000,000 shares of common stock. The Board approved the grant, subject to shareholder approval, on March 29, 1999. The Compensation Committee and the Board have received a favorable opinion from an unaffiliated executive compensation consulting firm as to the reasonableness of the grant. The Compensation Committee and the Board determined that the exercise price at which such shares could be purchased pursuant to the option should be equal to the last reported sale price of the common stock on the date of grant, which assuming shareholder approval of the grant, will be May 24, 1999 which is the date of the meeting. The last reported sale price of the common stock as reported by the Nasdaq National Market on the date of Compensation Committee approval, Board approval and April 1, 1999 as reported by Nasdaq was $13 1/4, $15 1/8 and $16 1/2, respectively.

      In evaluating the reasonableness of this grant the following was considered:

      o The critical importance of Dr. Waksal to the Company's ongoing research and development initiatives.

      o     The difficulty of replacing this individual.

      o The objective of providing strong incentive to Dr. Waksal consistent with enhancing shareholder value.

      o     The vesting requirements placed on this grant.

      o The multi-year nature of the award, which essentially serves as an acceleration of grants that might otherwise be made in the future, it being the intent of the Board that there be no additional option grants to Dr. Waksal until 2003 at the earliest.

      o The reasonable size of the awards compared to the Company's total shares outstanding, both on a primary and fully-diluted basis.

      Following is a description of the option, including certain federal income tax consequences.

Description of Option and New Plan Benefits

      The option will not be granted to Dr. Waksal unless and until shareholder approval is obtained at the meeting on May 24, 1999. The exercise price will be the last reported sale price of the common stock on May 24, 1999. The option will vest in its entirety on May 24, 2006; except that the option may vest earlier as follows:

--------------------------------------------------------------------------------
 Number of Shares            Vesting Date             Target Price of Stock
--------------------------------------------------------------------------------
200,000                   May 24, 2000        If for any ten consecutive trading
                                              days from May 24, 1999 through
                                              May 23,  2000  the  last  reported
                                              sale  price  of the  common  stock
                                              exceeds $25.
--------------------------------------------------------------------------------
200,000                   May 24, 2001        If for any ten consecutive trading
                                              days from May 24, 2000 through
                                              May 23,  2001  the  last  reported
                                              sale  price  of the  common  stock
                                              exceeds $34.
--------------------------------------------------------------------------------
200,000                   May 24, 2002        If for any ten consecutive trading
                                              days from May 24, 2001 through
                                              May 23,  2002  the  last  reported
                                              sale  price  of the  common  stock
                                              exceeds $47.
--------------------------------------------------------------------------------
200,000                   May 24, 2003        If for any ten consecutive trading
                                              days from May 24, 2002 through
                                              May 23,  2003  the  last  reported
                                              sale  price  of the  common  stock
                                              exceeds $62.
--------------------------------------------------------------------------------
200,000                   May 24, 2004        If for any ten consecutive trading
                                              days from May 24, 2003 through
                                              May 23,  2004  the  last  reported
                                              sale  price  of the  common  stock
                                              exceeds $75.
--------------------------------------------------------------------------------
1,000,000
--------------------------------------------------------------------------------

      Additionally, the option will vest on any given vesting date for which the applicable target price was achieved as to any shares as to which the option did not vest on any prior vesting date as a result of the target price not having been achieved. For example, assume there are no ten consecutive trading days during the period May 24, 1999 through May 23, 2000 that the last reported sale price of the common stock exceeds $25, and that during the period May 24, 2000 through May 23, 2001 there is a ten consecutive trading day period during which the last reported sale price of the common stock exceeds $34. Under this scenario, Dr. Waksal's option vests as to no shares on May 24, 2000 and as to 400,000 shares on May 24, 2001.

      The vesting of the option will accelerate in the event of an acquisition of the Company where Dr. Waksal's position with the Company is terminated.

      Once vested as to any shares, the option may be exercised in whole or in part as to such shares from time to time until May 24, 2009 so long as Dr. Waksal remains employed by the Company. Payment of the exercise price of the option must be made in full in cash at the time of exercise. The option will provide for certain adjustments in the event of certain mergers, consolidations, reorganizations, recapitalizations, stock dividends, split-ups continuations or similar events involving the Company or common stock.

      The option will otherwise contain usual and customary terms which shall be substantially the same as those contained in the Company's 1996 Non-Qualified Plan discussed under Proposal No. 3.

      It is the intent of the Board that this grant provides significant retention value and incentive with respect to the continued employment of Dr. Waksal over the next four years, and that there be no additional option grants to Dr. Waksal until 2003 at the earliest.

      The Company does not anticipate any particular events which would require administration of the option. However, all decisions of the Company regarding the option are expected to be made by the Board or a duly authorized committee of the Board.

      The option is not subject to any provision of ERISA.

      The common stock which may be purchased by exercise of the option has not been registered under the Securities Act of 1933, as amended (the "Securities Act") and unless the Company registers the stock in the future, the stock acquired by exercise of the option will be restricted stock and will not be freely tradable. The Board may at any time elect to file a registration statement under the Securities Act covering the stock, which would permit the holder of the option to sell the stock freely after exercise. It is expected that such a registration statement will be filed in the future.

U.S. Federal Income Tax Consequences

      The following is a summary of the U.S. Federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to the non-qualified stock option proposed to be granted to Dr. Waksal. For this purpose, it is assumed that the shares acquired pursuant to the exercise of the option are held as a capital asset.

      The option will not be qualified under Section 401(a) of the Code.

      No taxable income will be recognized by the optionee upon the grant of the option. Upon the exercise of the option, the excess of the fair market value of the shares at the time of such exercise over the exercise price will be treated as compensation. Any amounts treated as compensation (i) will be taxable as ordinary income to the optionee and (ii) generally will be allowed as an income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of the option will be increased by any amounts so treated as compensation.

      Any gain or loss realized by the optionee on the subsequent sale of shares acquired upon the exercise of a non-qualified stock option will be short-term or long-term capital gain depending on the period the shares were held.

      Consideration received by the optionee upon the surrender to, or cancellation by, the Company of the option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

      The Board recommends a vote "FOR" approval of the grant of the option to purchase 1,000,000 shares of common stock to the Company's President and Chief Executive Officer (Proposal No. 5 on your proxy card).

                                 PROPOSAL NO. 6

   APPROVAL OF GRANT BY THE BOARD OF DIRECTORS TO THE EXECUTIVE VICE PRESIDENT
       AND CHIEF OPERATING OFFICER OF AN OPTION TO PURCHASE COMMON STOCK

      The Compensation Committee granted, subject to Board approval, shareholder approval and a favorable opinion from an unaffiliated executive compensation consulting firm, an option to Dr. Harlan W. Waksal, Executive Vice President and Chief Operating Officer, for the purchase of 650,000 shares of common stock. The Board approved the grant, subject to shareholder approval, on March 29, 1999. The Compensation Committee and the Board have received a favorable opinion from an unaffiliated executive compensation consulting firm as to the reasonableness of the grant. The Compensation Committee and the Board determined that the exercise price at which such shares could be purchased pursuant to the option should be equal to the last reported sale price of the common stock on the date of grant, which assuming shareholder approval of the grant, will be May 24, 1999 which is the date of the meeting. The last reported sale price of the common stock as reported by the Nasdaq National Market on the date of Compensation Committee approval, Board approval and April 1, 1999 as reported by Nasdaq was $13 1/4, $15 1/8 and $16 1/2, respectively.

      In evaluating the reasonableness of this grant the following was considered:

      o The critical importance of Dr. Waksal to the Company's ongoing research and development initiatives.

      o     The difficulty of replacing this individual.

      o The objective of providing strong incentive to Dr. Waksal consistent with enhancing shareholder value.

      o     The vesting requirements placed on this grant.

      o The multi-year nature of the award, which essentially serves as an acceleration of grants that might otherwise be made in the future, it being the intent of the Board that there be no additional option grants to Dr. Waksal until 2003 at the earliest.

      o The reasonable size of the awards compared to the Company's total shares outstanding, both on a primary and fully-diluted basis.

      Following is a description of the option, including certain federal income tax consequences.

Description of Option and New Plan Benefits

      The option will not be granted to Dr. Waksal unless and until shareholder approval is obtained at the meeting on May 24, 1999. The exercise price will be the last reported sale price of the common stock on May 24, 1999. The option will vest in its entirety on May 24, 2006; except that the option may vest earlier as follows:

--------------------------------------------------------------------------------
Number of Shares             Vesting Date             Target Price of Stock
--------------------------------------------------------------------------------
130,000                   May 24, 2000        If for any ten consecutive trading
                                              days from May 24, 1999 through
                                              May 23,  2000 the  last  reported
                                              sale  price of the  common  stock
                                              exceeds $25.
--------------------------------------------------------------------------------
130,000                   May 24, 2001        If for any ten consecutive trading
                                              days from May 24, 2000 through
                                              May 23,  2001 the  last  reported
                                              sale  price of the  common  stock
                                              exceeds $34.
--------------------------------------------------------------------------------
130,000                   May 24, 2002        If for any ten consecutive trading
                                              days from May 24, 2001 through
                                              May 23,  2002 the  last  reported
                                              sale  price of the  common  stock
                                              exceeds $47.
--------------------------------------------------------------------------------
130,000                   May 24, 2003        If for any ten consecutive trading
                                              days from May 24, 2002 through
                                              May 23,  2003 the  last  reported
                                              sale  price of the  common  stock
                                              exceeds $62.
--------------------------------------------------------------------------------
130,000                   May 24, 2004        If for any ten consecutive trading
                                              days  from May 24, 2003 through
                                              May 23,  2004 the  last  reported
                                              sale  price of the  common  stock
                                              exceeds $75.
--------------------------------------------------------------------------------
650,000
--------------------------------------------------------------------------------

      Additionally, the option will vest on any given vesting date for which the applicable target price was achieved as to any shares as to which the option did not vest on any prior vesting date as a result of the target price not having been achieved. For example, assume there are no ten consecutive trading days during the period May 24, 1999 through May 23, 2000 that the last reported sale price of the common stock exceeds $25, and that during the period May 24, 2000 through May 23, 2001 there is a ten consecutive trading day period during which the last reported sale price of the common stock exceeds $34. Under this scenario, Dr. Waksal's option vests as to no shares on May 24, 2000 and as to 260,000 shares on May 24, 2001.

      The vesting of the option will accelerate in the event of an acquisition of the Company where Dr. Waksal's position with the Company is terminated.

      Once vested as to any shares, the option may be exercised in whole or in part as to such shares from time to time until May 24, 2009 so long as Dr. Waksal remains employed by the Company. Payment of the exercise price of the option must be made in full in cash at the time of exercise. The option will provide for certain adjustments in the event of certain mergers, consolidations, reorganizations, recapitalizations, stock dividends, split-ups continuations or similar events involving the Company or common stock.

      The option will otherwise contain usual and customary terms which shall be substantially the same as those contained in the Company's 1996 Non-Qualified Plan discussed under Proposal No. 3.

      It is the intent of the Board that this grant provides significant retention value and incentive with respect to the continued employment of Dr. Waksal over the next four years, and that there be no additional option grants to Dr. Waksal until 2003 at the earliest.

      The Company does not anticipate any particular events which would require administration of the option. However, all decisions of the Company regarding the option are expected to be made by the Board or a duly authorized committee of the Board.

      The option is not subject to any provision of ERISA.

      The common stock which may be purchased by exercise of the option has not been registered under the Securities Act and unless the Company registers the stock in the future, the stock acquired by exercise of the option will be restricted stock and will not be freely tradable. The Board may at any time elect to file a registration statement under the Securities Act covering the stock, which would permit the holder of the option to sell the stock freely after exercise. It is expected that such a registration statement will be filed in the future.

U.S. Federal Income Tax Consequences

      The following is a summary of the U.S. Federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to the non-qualified stock option proposed to be granted to Dr. Waksal. For this purpose, it is assumed that the shares acquired pursuant to the exercise of the option are held as a capital asset.

      The option will not be qualified under Section 401(a) of the Code.

      No taxable income will be recognized by the optionee upon the grant of the option. Upon the exercise of the option, the excess of the fair market value of the shares at the time of such exercise over the exercise price will be treated as compensation. Any amounts treated as compensation (i) will be taxable as ordinary income to the optionee and (ii) generally will be allowed as an income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of the option will be increased by any amounts so treated as compensation.

      Any gain or loss realized by the optionee on the subsequent sale of shares acquired upon the exercise of a non-qualified stock option will be short-term or long-term capital gain depending on the period the shares were held.

      Consideration received by the optionee upon the surrender to, or cancellation by, the Company of the option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

      The Board recommends a vote "FOR" approval of the grant of the option to purchase 650,000 shares of common stock to the Company's Executive Vice President and Chief Operating Officer (Proposal No. 6 on your proxy card).

                                 PROPOSAL NO. 7

            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board has selected KPMG LLP as independent certified public accountants for the Company for the year ending December 31, 1999. KPMG LLP has served as the Company's auditor since 1988. The ratification of the selection of independent certified public accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for KPMG LLP. Representatives of KPMG LLP are expected to attend the Meeting, to have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

      The Board recommends a vote "FOR" the ratification of the selection of KPMG LLP to act as the Company's certified public accountants for the year ending December 31, 1999 (Proposal No. 7 on your proxy card).

                             STOCKHOLDERS' PROPOSALS

      A stockholder proposal intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2000 must be received by the Company on or before December 25, 1999 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

      Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                        By Order of the Board of Directors


                                        John B. Landes
                                        Secretary
New York, New York
April __, 1999

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                          IMCLONE SYSTEMS INCORPORATED

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval.
These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares shall be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 24, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ImClone Systems Incorporated

                                                                      Appendix B

                          IMCLONE SYSTEMS INCORPORATED

                 1996 INCENTIVE STOCK OPTION PLAN, AS AMENDED(1)

                                    ARTICLE 1

                                 Purpose of Plan

      1.1 General Purpose. The purpose of this Incentive Stock Option Plan (the "Plan") is to promote the interests of ImClone Systems Incorporated, and any subsidiaries of such company, as from time to time may be formed or acquired (collectively, the "Company"), by affording key executives and employees an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such employees increased personal interest in its continued success.

      1.2 Statutory Stock Option. Options granted under the Plan are intended to be "incentive stock options" to which Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), applies.

                                   ARTICLE II

                             Shares Subject to Plan

(1) This plan was adopted by the Board on February 25, 1996 and approved by the stockholders on June 3, 1996; it was amended by the Board on April 3, 1997 and such amendments were ratified by the stockholders on June 3, 1997; it was amended by the Board on March 29, 1999 subject to shareholder approval.

      2.1 Description of Shares. Subject to Article VII hereof, the stock to which the Plan applies is shares of the Company's common stock, $.001 par value ("Common Stock"), either authorized but unissued or Treasury shares. The number of shares of Common Stock to be issued or sold pursuant to options granted hereunder shall not exceed 4,000,000 shares; provided, that such number shall be reduced by the number of shares which have been sold under, or may be sold pursuant to options granted from time to time under, the Company's 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), to the same extent as if such sales had been made or options had been granted pursuant to this Plan.

      2.2 Restoration of Unpurchased Shares. Any shares subject to an option granted hereunder or under the Non-Qualified Plan that, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option to be granted hereunder.

                                   ARTICLE III

                     Administration; Committees; Amendments

      3.1 Administration.. The Plan shall be administered by any of the Compensation Committee, the Stock Option Committee (which is a subcommittee of the Compensation Committee) (collectively, the "Committees") or the Company's Board of Directors (the "Board"). The Committees shall be comprised of not less than two persons who shall be appointed by the Board from among the members of the Board. Members of the Committees shall not be eligible to become participants under the Plan while they are members of the Committees or for a period of three months thereafter.

      3.2 Duration; Removal; Etc. The members of the Committees shall serve at the pleasure of the Board, which shall have the power at all times to remove members from the Committees or to add members thereto. Vacancies in the Committees, however caused, shall be filled by action of the Board.

      3.3 Meetings; Actions of Committees. Each of the Committees and the Board may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions or determinations of each of the Committees and the Board shall be made by the majority vote or decision of all of its members, whether present at a meeting or not; provided, however, that any decision or determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made at a meeting duly called and held. Each of the Committees and the Board may make such rules and regulations for the conduct of its business not inconsistent herewith as it may deem advisable.

      3.4 Interpretation. The interpretation and construction by any of the Committees or the Board of the provisions of the Plan or of the options granted hereunder shall be final, unless in the case of the Committees otherwise determined by the Board. No member of the Board or of the Committees shall be liable for any action taken or determination made in good faith.

      3.5 Amendments or Discontinuation. The Board may make such amendments, changes, and additions to the Plan, or may discontinue and terminate the Plan, as it may deem advisable from time to time; provided, however, that no action shall affect or impair any options theretofore granted under the Plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock present at a meeting in person or by proxy and entitled to vote at the meeting shall be necessary to effect any amendment to the Plan which would (a) increase the number of shares of Common Stock subject to options granted under the Plan, or (b) authorize the granting of options at a price below the minimum price established by Section
5.3 hereof.

                                   ARTICLE IV

                  Participants; Maximum Grant; Duration of Plan

      4.1 Eligibility and Participation. Options shall be granted only to persons ("Participants") who at the time of granting are key executives or key employees of the Company. Subject to the provisions of Section 4.3 hereof, the Committees or the Board shall determine the key executives and key employees to be granted options hereunder, the number of shares of Common Stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the Plan.

      4.2 Guidelines for Participation. In selecting Participants and determining the numbers of shares of Common Stock for which options are to be granted the Committees or the Board shall consult with officers and directors of the Company, and shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as any of the Committees or the Board shall deem relevant.

      4.3 Maximum Grant. Notwithstanding anything to the contrary in the Plan, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock for which any Participant may be granted options in any calendar year (under all plans, including the

Plan, providing for the grant of incentive stock options of the Company and its parent and subsidiaries) shall not exceed $100,000.

      4.4 Duration of Plan. All options under the Plan shall be granted within ten years from the date the Plan is adopted, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

                                    ARTICLE V

                         Terms and Conditions of Options

      5.1 Individual Stock Option Agreements. All stock options granted pursuant to the Plan shall be evidenced by stock option agreements ("Stock Option Agreements"), which need not be identical, between the Company and the Participant in such form as any of the Committees or the Board shall from time to time approve, subject to the terms of the Plan.

      5.2 Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof, it being understood that any of the Committees or the Board shall have authority to prescribe in any Stock Option Agreement that the option evidenced thereby may be exercisable in full or in part, as to any number of shares subject thereto, at any time or from time to time during the term of the option, or in such installments at such times during said term as any of the Committees or the Board may determine; provided that no option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date such option is granted. A previously granted incentive stock option shall be treated as outstanding until it is exercised in full or expires by reason of the lapse of time. Except as otherwise provided in any Stock Option Agreement, an option may be exercised at any time or from time to time during the term of the option as to any or all full (but no fractional) shares which have become purchasable under such option. Any of the Committees or the Board shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option granted hereunder.

      5.3 Option Price. The price at which the shares of Common Stock subject to each option granted under this Plan may be purchased (the "option price" or "exercise price") shall be determined by any of the Committees or the Board, which shall have authority at the time the option is granted to prescribe in any Stock Option Agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices, but in no case shall the original exercise price of any option be less than 100% of the fair market value of such shares on the date the option is granted, as determined by any of the Committees or the Board in accordance with applicable Treasury Regulations. Notwithstanding anything contained to the contrary herein, no option shall be granted to any employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary unless, at the time option is granted, the exercise price of the option is at least 110% of the fair market value of the shares of Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. For purposes of determining the ownership of stock of the Company, the rules of Section 424(d) of the Code shall be applied.

      5.4 Method of Exercising Option; Full Payment. Subject to Section 6.1 and
6.2 hereof, options granted pursuant to the Plan may be exercised only if the Participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, an employee of the Company, a parent or subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in respect of such option in a transaction to which Section 424(a) of the Code applies. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the Participant's election to exercise the option and the number of shares of Common Stock in respect of which it is being exercised, and shall be signed by the Participant so exercising the option. Such notice shall be accompanied by (a) the Stock Option Agreement (which, if not exercised for all the shares thereto, shall be appropriately endorsed and returned to the Participant; (b) payment of the full purchase price of such shares, which payment shall be in cash, by check or in stock of the Company that has been owned by the participant for at least six months, or notes of the Company or, as agreed to by the Board, other consideration; and (c) such written representations and other documents as may be desirable, in the opinion of the Company's legal counsel, for purposes of compliance with state or Federal securities or other laws. In the case of payment made in stock of the Company, the stock shall be valued at its Fair Market Value (as hereinafter defined) on the last business day prior to the date of exercise. The term "Fair Market Value" for the Common Stock on any particular date shall mean the last reported sale price of the Common Stock on the principal market on which the Common Stock trades on such date or, if no trades of Common Stock are made or reported on such date, then on the next preceding date on which the Common Stock traded. The Company shall deliver a certificate or certificates representing shares of Common Stock purchased pursuant to such notice to the purchaser as soon as practicable after receipt of such notice, subject to Article VIII hereof. Any of the Committees or the Board may amend an already outstanding Stock Option Agreement to add a provision permitted by clause (b) of this Section 5.4, and no such amendment, by itself, shall be deemed to constitute the grant of a new option for purposes of this Plan; provided that this sentence shall not be determinative of whether any such amendment constitutes a new grant for purposes of qualification as an Incentive Stock Option.

      5.5 Rights as a Shareholder. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to an option granted under the Plan until the date of the issuance to such Participant of stock certificates in respect of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      5.6 Other Provisions. Stock Option Agreements entered into pursuant to the Plan may contain such other provisions (not inconsistent with the Plan) as any of the Committees or the Board may deem necessary or desirable, including, but not limited to, covenants on the part of the Participant not to compete, not to sell Common Stock obtained from the exercise of options for specified periods of time, and remedies available to the Company in the event of the breach of any such covenant.

                                   ARTICLE VI

                   Termination of Employment; Transferability

      6.1 Termination of Employment. Except as otherwise provided in connection with the grant of any option or the termination of any Participant, the right to exercise any unexercised portion of any option granted under the Plan shall terminate immediately upon termination of the employment relationship between the Participant and the Company (or its parent or subsidiary, as the case may be), for any reason, without regard to cause, other than by reason that the Participant dies or becomes disabled (as defined in the Code). The option may not be exercised thereafter, and the shares of Common Stock subject to the unexercised portion of such option may again be subject to new options under the Plan.

      6.2 Death or Disability of Participant. Except as otherwise permitted in connection with the grant of any option or the death or disability of a Participant, in the event a Participant dies or is disabled while in the employ of the Company or of a parent or subsidiary of the Company, any options theretofore granted to him shall be exercisable only within the next 12 months immediately succeeding such death or disability and then only in the case of death (a) by the person or persons to whom the Participant's rights under the option shall pass by will or the laws of descent and distribution, and, in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that he was entitled to exercise the option at the date of his death.

      6.3 Transferability. Options granted to a Participant under the Plan shall not be transferable otherwise than by will, by the laws of descent and distribution, or (if authorized in the applicable Stock Option Agreement) pursuant to a qualified domestic relations order ("QDRO") as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the Participant's lifetime, options shall be exercised only by such Participant, such Participant's guardian or legal representative, or (if authorized in the applicable Stock Option Agreement) such Participant's transferee pursuant to a QDRO.

                                   ARTICLE VII

                               Capital Adjustments

      7.1 Capital Adjustments. If any change is made in the shares of Common Stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by any of the Committees or the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights; provided, however, that any such adjustment shall comply with the rules of Section 424(a) of the Code and provided further that in no event shall any adjustment be made that would cause any option granted hereunder to be considered other than an incentive stock option. Any determination made by any of the Committees or the Board under this Article VII shall be final, binding and conclusive upon each Participant.

                                  ARTICLE VIII

                            Legal Requirements, Etc.

      8.1 Revenue Stamps. The Company shall be responsible and shall pay for any transfer, revenue, or documentary stamps with respect to shares issued upon the exercise of options granted under the Plan.

      8.2 Legal Requirements. The Company shall not be required to issue certificates for shares upon the exercise of any option unless and until, in the opinion of the Company's legal counsel, such issuance would not result in a violation of any state or Federal securities or other law. Certificates for shares, when issued, shall have, if required in the opinion of the Company's legal counsel, the following legend, or statements of other restrictions, endorsed thereon, and may not be immediately transferable:

      The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sales, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission and any applicable state Securities laws.

      8.3 Private Offering. The options to be granted under the Plan are available only to a limited number of present and future key executives and employees of the Company and its subsidiaries who have knowledge of the Company's financial condition, management, and affairs. Such options are not intended to provide additional capital for the Company but are to encourage stock ownership by the Company's key personnel. By the act of accepting an option, in the absence of an effective registration statement under the Securities Act of 1933, as amended, Participants shall agree that upon exercise of such option, they will acquire the shares of Common Stock that are the subject thereof for investment and not with any intention at such time to resell or redistribute the same, and they shall confirm such agreement at the time of exercise, but the neglect or failure to confirm the same in writing shall not be a limitation of such agreement.

                                   ARTICLE IX

                                     General

      9.1 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the exercise of options therefor shall be used for general corporate purposes.

      9.2 Right of the Company to Terminate Employment. Nothing contained in the Plan or in a Stock Option Agreement shall confer upon any Participant any right to be continued in the employ of the Company or of any subsidiary of the Company, or interfere in any way with the right of the Company, or such subsidiary, to terminate his employment for any reason whatsoever, with or without cause, at any time.

      9.3 No Obligation to Exercise. The granting of an option hereunder shall impose no obligation upon the Participant to exercise such option.

      9.4 Effectiveness of Plan. The Plan shall become effective upon its adoption by the shareholders of the Company. Options may be granted under the Plan prior to the approval of the Plan by the Shareholders, but no such option may be exercised prior to such approval.

      9.5 Other Benefits. Participation in the Plan shall not preclude a Participant from eligibility in any other stock benefit plan of the Company or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other plan which the Company has adopted, or may, at any time, adopt for the benefit of its parents' or its subsidiaries' executives and/or employees.

      9.6 Company Records. Records of the Company as to a Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters will be conclusive for all purposes hereunder.

      9.7 Tax Requirement. The exercise or surrender of any option under this Plan shall constitute a Participant's full and complete consent to whatever action the Committee elects to satisfy the Federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise.

      9.8 Interpretations and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within any of the Committees' or Board's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

      9.9 Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by any of the Committees or the Board to perform its duties and functions under the Plan.

      9.10 Notice of Disqualifying Disposition. If a Participant sells or otherwise disposes of any share of Common Stock transferred to him pursuant to the exercise of an option granted hereunder within two years from the date of the granting of the option or within one year of the transfer of such shares to him (i.e., a "disqualifying disposition"), the Participant, within ten days thereafter, shall furnish to any of the Committees or the Board at the principal offices of the Company, written notice of such sale or other disposition.

      9.11 Governing Law. The Plan and any and all options granted thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time in effect.

      9.12 Certain Definitions.

            9.12.1 "Parent". The term "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

            9.12.2 "Subsidiary". The term "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

            9.12.3 "Incentive Stock Option". The term "incentive stock option" shall mean an option described in Section 422(b) of the code.

            9.12.4 "Disabled." The term "disabled" shall have the definition set forth in Section 22(a)(3) of the Code.

                                                                      Appendix C

                          IMCLONE SYSTEMS INCORPORATED

               1996 NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED(1)

                                    ARTICLE I

                                 Purpose of Plan

      1.1 General Purpose. The purpose of this Non-Qualified Stock Option Plan (the "Plan") is to promote the interests of ImClone Systems Incorporated (the "Company") by affording key consultants, advisors, directors and employees an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such persons increased personal interest in its continued success.

      1.2 Statutory Stock Option. Options granted under the Plan are intended to be "non-qualified" stock options under the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II

                             Shares Subject to Plan

      2.1 Description of Shares. Subject to Article VIII hereof, the stock to which the Plan applies is shares of the Company's common stock, $.001 par value ("Common Stock"), either authorized but unissued or Treasury shares. The number of shares of Common Stock to be issued or sold pursuant to options granted hereunder shall not exceed 4,000,000 shares; provided,

----------
(1) This plan was adopted by the Board on February 25, 1996 and approved by the stockholders on June 3, 1996; it was amended by the Board on April 3, 1997 and such amendments were ratified by the stockholders on June 3, 1997; it was amended by the Board on March 29, 1999 subject to shareholder approval.

that such number shall be reduced by the number of shares which have been sold under, or may be sold pursuant to options granted from time to time under, the Company's 1996 Incentive Stock Option Plan (the "Incentive Stock Option Plan") to the same extent as if such sales had been made or options had been granted pursuant to this Plan.

      2.2 Restoration of Unpurchased Shares. Any shares subject to an option granted hereunder that, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option to be granted hereunder.

                                   ARTICLE III

                     Administration; Committees; Amendments

      3.1 Administration. The Plan shall be administered by any of the Compensation Committee, the Stock Option Committee (which is a subcommittee of the Compensation Committee) (collectively, the "Committees") or the Board of Directors of the Company (the "Board"). The Committees shall be comprised of not less than two persons who shall be appointed by the Board from among the members of the Board. Members of the Committees and the Board shall be eligible to become participants under the Plans and may receive discretionary and non-discretionary grants of options.

      3.2 Duration; Removal; Etc. The members of the Committees shall serve at the pleasure of the Board, which shall have the power at all times to remove members from the Committees or to add members thereto. Vacancies in the Committees, however caused, shall be filled by action of the Board.

      3.3 Meetings; Actions of Committee. Each of the Committees may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions or determinations of the Committees and the Board shall be made by the majority vote or decision of all of its members, whether present at a meeting or not; provided, however, that any decision or determination reduced to writing and signed by all of the members shall be as fully effective as if this had been made at a meeting duly called and held. Each of the Committees and the Board may make such rules and regulations for the conduct of its business not inconsistent herewith as it may deem advisable.

      3.4 Interpretation. The interpretation and construction by any of the Committees or the Board of the provisions of the Plan or of the options granted hereunder shall be final, unless in the case of the Committees otherwise determined by the Board. No member of the Board or of the Committees shall be liable for an action taken or determination made in good faith.

      3.5 Amendments or Discontinuation. The Board may make such amendments, changes, and additions to the Plan, or may discontinue and terminate the Plan, as it may deem advisable from time to time; provided, however, that no action shall affect or impair any options theretofore granted under the Plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock present at a meeting in person or by proxy and entitled to vote shall be necessary to effect any amendment to the Plan which would increase the number of shares of Common Stock subject to options granted under the Plan.

                                   ARTICLE IV

                  Participants; Maximum Grant; Duration of Plan

      4.1 Eligibility and Participation. Options shall be granted only to persons ("Participants") who at the time of granting are key consultants, advisors, directors or employees of the Company. Any of the Committees or the Board shall determine the key consultants, advisors, directors and employees to be granted options hereunder, the number of shares of Common Stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the Plan.

      4.2 Guidelines for Participation. In selecting Participants and determining the numbers of shares of Common Stock for which options are to be granted, any of the Committees or the Board shall consult with officers and directors of the Company, and shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as any of the Committees or the Board shall deem relevant.

      4.3 Duration of Plan. All options under the Plan shall be granted within ten years from the date the Plan is approved by the shareholders of the Company.

                                    ARTICLE V

                         Terms and Conditions of Options

      5.1 Individual Stock Option Agreements. All stock options granted pursuant to the Plan shall be evidenced by stock option agreements ("Stock Option Agreements"), which need not be identical, between the Company and the Participant in such form as any of the Committees or the Board shall from time to time approve, subject to the terms of the Plan.

      5.2 Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof, it being understood that any of the Committees or the Board shall, subject to the terms of Article VII hereof, have authority to prescribe in any Stock Option Agreement that the option evidenced thereby may be exercisable in full or in part, as to any number of shares subject thereto, at any time or from time to time during said term as any of the Committees or the Board may determine; provided that no option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date such option is granted. Except as otherwise provided in any Stock Option Agreement, an option may be exercised at any time or from time to time during the term of the option as to any or all full (but no fractional) shares which have become purchasable under such option. Subject to the terms of Article VII hereof, any of the Committees or the Board shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option granted hereunder.

      5.3 Option Price. Subject to the terms of Article VII hereof, the price at which the shares of Common Stock subject to each option granted under this Plan may be purchased (the "option price" or "exercise price") shall be determined by any of the Committees or the Board, which shall have the authority at the time the option is granted to prescribe in any Stock Option Agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices.

      5.4 Method of Exercising Option; Full Payment. Subject to the terms of
Article VII hereof and Section 6.1 and Section 6.2 hereof, options granted pursuant to the Plan may be exercised only if the Participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, a key consultant, advisor, director or employee of the Company. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the Participant's election to exercise the option and the number of shares of Common Stock in respect of which it is being exercised, and shall be signed by the Participant so exercising the option. Such notice shall be accompanied by (a) the Stock Option Agreement (which, if not exercised for all the shares subject thereto, shall be appropriately endorsed and returned to the Participant); (b) payment of the full purchase price of such shares, which payment shall be in cash, by check or in stock of the Company that has been owned by the Participant for at least six months, or notes of the Company or, as agreed to by the Board, other consideration; and such written representations and other documents as may be desirable, in the opinion of the Company's legal counsel, for purposes of compliance with state or Federal securities or other laws. In the case of payment made in stock of the Company, the stock shall be valued at its Fair

Market Value (as hereinafter defined) on the last business day prior to the date of exercise. The term "Fair Market Value" for the Common Stock on any particular date shall mean the last reported sale price of the Common Stock on the principal market on which the Common Stock trades on such date or, if no trades of Common Stock are made or reported on such date, then on the next preceding date on which the Common Stock traded. The Company shall deliver a certificate or certificates representing shares of Common Stock purchased pursuant to such notice to the purchaser as soon as practicable after receipt of such notice, subject to Article IX hereof. Any of the Committees or the Board may amend an already outstanding Stock Option Agreement to add a provision permitted by clause (b) of this Section 5.4, and no such amendment, by itself, shall be deemed to constitute the grant of a new option for purposes of this Plan.

      5.5 Rights as a Shareholder. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to an option granted under the Plan until the date of the issuance to such Participant of a stock certificate in respect of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      5.6 Other Provisions. Stock Option Agreements entered into pursuant to the Plan may contain such other provisions (not inconsistent with the Plan) as any of the Committees or the Board may deem necessary or desirable, including, but not limited to, covenants on the part of the Participant not to compete, not to sell Common Stock obtained from the exercise of options for specified periods of time, and remedies available to the Company in the event of the breach of any such covenant.

                                   ARTICLE VI

                          Termination; Transferability

      6.1 Termination. Except as otherwise provided in connection with the grant of any option or the termination of any Participant, the right to exercise any unexercised portion of any option granted under the Plan shall terminate on the date of termination of the relationship between the Participant and the Company, for any reason, without regard to cause, other than by reason of death or disability. The option may not be exercised thereafter, and the shares of Common Stock subject to the unexercised portion of such option may again be subject to new options under the Plan. Such restrictions shall not apply to the options granted pursuant to Article VII which shall be exercisable in accordance with the terms thereof.

      6.2 Death or Disability of Participant. Except as otherwise permitted in connection with the grant of any option or the death or disability of a Participant, in the event a Participant dies or is disabled while he is a consultant, advisor, director or employee of the Company, any options theretofore granted to him shall be exercisable only within the next 12 months immediately succeeding such death or disability and then only (a) in the case of death, by the person or persons to whom the Participants rights under the option shall pass by will or the laws of descent and distribution, and in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that he was entitled to exercise the option at the date of his death or disability. Such restrictions shall not apply to the options of Participating Directors which shall be exercisable in accordance with the terms set forth in
Article VII hereof.

      6.3 Transferability. Options granted to a Participant under the Plan shall not be transferable otherwise than by will, by the laws of descent and distribution, or (if authorized in the applicable Stock Option Agreement) pursuant to a qualified domestic relations order ("QDRO") as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the Participant's lifetime, options shall be exercised only by such Participant, such Participant's guardian or legal representative, or (if authorized in the applicable Stock Option Agreement) such Participant's transferee pursuant to a QDRO.

                                   ARTICLE VII

                                Directors' Grants

      7.1 Eligibility. Annually, on February 15 of each of the Company's Fiscal Years, any Director of the Company who at the time is not a full-time employee of the Company (a "Participating Director"), shall be granted an option for 15,000 shares of Common Stock, except that the Chairman who is not a full-time employee of the Company shall be granted an option for 30,000 shares of Common Stock. Each person who becomes a Participating Director after the first day of the Company's fiscal year and within nine months of that date shall be granted, on the date that person becomes a Participating Director, an option for a number of shares of Common Stock determined by pro rating the normal 15,000 share annual amount (or 30,000 if the Chairman) based on the period of time remaining in the fiscal year in which such person becomes a Participating Director. No person who owns 10% or more of the outstanding Common Stock of the Company (including shares of Common Stock issuable upon exercise of outstanding options and warrants), shall be granted options under this Article. Options under this Article are non-discretionary.

      7.2 Options Terms. Options granted under this Article VII shall not be exercisable until the date upon which the option holder has provided one year of continuous service as a Participating Director following the date of grant of such option. Options granted pursuant to this Article shall have an exercise price equal to the Fair Market Value (as hereinafter defined) of the Common Stock on the date of the grant. The term "Fair Market Value" for the Common Stock on any particular date shall mean the last reported sale price of the Common Stock on the principal market on which the Common Stock trades on such date or, if no trades of Common Stock are made or reported on such date, then on the next preceding date on which the Common Stock traded. Notwithstanding any other provisions of this Plan, options granted under this Article shall remain exercisable for ten years after the date of grant and the option holder (or his legal representative or that of his estate) may continue to exercise an option notwithstanding that the holder ceases to be a Participating Director.

      7.3 Other Provisions. In all other respects, Options granted under this
Article VII shall be subject to the other provisions of the Plan, including but not limited to those governing method of exercise, exercise payment, tax withholding, and transferability. Notwithstanding any other provisions of this Plan, the provisions of this Article VII may not be amended more than once every six months, other than to comport with changes in the Code.

                                  ARTICLE VIII

                               Capital Adjustments

      8.1 Capital Adjustments. If any change is made in the shares of Common Stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by any of the Committees or the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any determination made by any of the Committees or the Board under this Article VIII shall be final, binding and conclusive upon each Participant.

                                   ARTICLE IX

                            Legal Requirements, Etc.

      9.1 Revenue Stamps. The Company shall be responsible and shall pay for any transfer, revenue, or documentary stamps with respect to shares issued upon the exercise of options granted under the Plan.

      9.2 Legal Requirements. The Company shall not be required to issue certificates for shares upon the exercise of any option unless and until, in the opinion of the Company's legal counsel, such issuance would not result in a violation of any state or Federal securities or other law. Certificates for shares, when issued, shall have, if required in the opinion of the Company's legal counsel, the following legend, or statements of other restrictions, endorsed thereon, and may not immediately be transferable:

      The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission and any applicable state securities laws.

      9.3 Private Offering. The options to be granted under the Plan are available only to a limited number of present and future key consultants, advisors, directors and employees of the Company who have knowledge of the Company's financial condition, management, and affairs. Such options are not intended to provide additional capital for the Company, but are to encourage stock ownership by the Company's key personnel. By the act of accepting an option, in the absence of an effective registration statement under the Securities Act of 1933, as amended, Participants shall agree that upon exercise of such option, they will acquire the shares of Common Stock that are the subject thereof for investment and not with any intention at such time to resell or redistribute the same, and they shall confirm such agreement at the time of exercise, but the neglect or failure to confirm the same in writing shall not be a limitation of such agreement.

                                    ARTICLE X

                                     General

      10.1 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the exercise of options therefor shall be used for general corporate purposes.

      10.2 Right of the Company to Terminate Relationship. Nothing contained in the Plan or in a Stock Option Agreement shall confer upon any Participant any right to be continued as a consultant, advisor, director or employee of the Company, or interfere in any way with the right of the Company to terminate such relationship for any reason whatsoever, with or without cause, at any time.

      10.3 No Obligation to Exercise. The granting of an option hereunder shall impose no obligation upon the Participant to exercise such option.

      10.4 Effectiveness of Plan. The Plan shall become effective upon its adoption by the Board. Options may be granted under the Plan prior to the approval of the Plan by the Shareholders, but no such option may be exercised prior to such approval.

      10.5 Other Benefits. Participation in the Plan shall not preclude a Participant from eligibility in any other stock benefit plan of the Company or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other plan which the Company has adopted, or may, at any time, adopt.

      10.6 Tax Requirements. The exercise or surrender of any option under this Plan shall constitute a Participant's full and complete consent to whatever action any of the Committees or the Board elect to satisfy the Federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise.

      10.7 Interpretations and Adjustments. To the extent permitted by Law, an interpretation of the Plan and a decision on any matter within any of the Committees' or the Board's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

      10.8 Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by any of the Committees or the Board to perform its duties and functions under the Plan.

      10.9 Governing Law. The Plan and any and all options granted thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time in effect.

      10.10 Certain Definitions.

      10.10.1 "Parent". The term "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

      10.10.2 "Subsidiary". The term "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

      10.10.3 "Disabled". The term "disabled" shall have the definition set forth in Section 22(a) (3) of the Code.

                                                                      Appendix A

     PLEASE MARK VOTES AS IN
 X   THIS EXAMPLE
---

ImClone Systems Incorporated

Mark box at right if an address change or comment has been noted on the reverse side of this card. ______

RECORD DATE SHARES:

1)  ELECTION OF DIRECTORS. For:  _____  Withhold:  _____  For All Except: _____

Nominees:

Richard Barth
Jean Carvais
Vincent T. DeVita, Jr.
Robert F. Goldhammer
David M. Kies
Paul B. Kopperl
John Mendelsohn
William R. Miller
Harlan W. Waksal
Samuel D. Waksal

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares shall be voted for the remaining nominee(s).

2) To approve an amendment to the Company's 1996 Incentive Stock Option Plan, as amended (the "1996 ISO Plan") to increase the number of shares of the Company's common stock which may be issued pursuant to options which may be granted under the 1996 ISO Plan from 3,000,000 to 4,000,000, which number shall be reduced by the number of shares of common stock which have been or may be issued pursuant to options granted under the Company's 1996 Non-Qualified Stock Option Plan, as amended (the "1996 Non-Qualified Plan").

         For: _____                 Against: _____            Abstain: _____

3) To approve amendments to the 1996 Non-Qualified Plan to (i) increase the number of shares of the Company's common stock which may be issued pursuant to options which may be granted under the 1996 Non-Qualified Plan from 3,000,000 to 4,000,000, which number shall be reduced by the number of shares of common stock which have been or may be issued pursuant to options granted under the 1996 ISO Plan, and (ii) increase the annual option grant made to non-employee members of the Board of Directors and the non-employee Chairman under the 1996 Non-Qualified Plan from 2,500 to 15,000 and from 2,500 to 30,000, respectively.

         For: _____                 Against: _____            Abstain: _____

4) To approve an amendment to the Company's certificate of incorporation to increase the number of shares of common stock the Company is authorized to issue from 45,000,000 to 60,000,000.

         For: _____                 Against: _____            Abstain: _____

5) To approve the grant of an option to the President and Chief Executive Officer by the Board to purchase 1,000,000 shares of the Company's common stock.

         For: _____                 Against: _____            Abstain: _____

6) To approve the grant of an option to the Executive Vice President and Chief Operating Officer by the Board to purchase 650,000 shares of the Company's common stock.

         For: _____                 Against: _____            Abstain: _____

7) To ratify the appointment of KPMG LLP to serve as the Company's independent certified public accountants for the fiscal year ending December 31, 1999.

         For: _____                 Against: _____            Abstain: _____

8) To consider and act upon any other business as may come before the meeting or any adjournment thereof.


Please be sure to sign and date this Proxy.          Date:

______________________________________________________________
Stockholder sign here                       Co-owner sign here

                          IMCLONE SYSTEMS INCORPORATED

               Proxy for the Meeting of Stockholders, May 24, 1999 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert F. Goldhammer, John B. Landes and Samuel
D. Waksal as Proxies each with power of substitution and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of ImClone Systems Incorporated held of record by the undersigned on April 7, 1999 at the Annual Meeting of Stockholders to be held on May 24, 1999 or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO STATE STREET BANK AND TRUST COMPANY. THE COMPANY'S TRANSFER AGENT, TO BE RECEIVED NO LATER THAN MAY 21, 1999.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name(s) appear(s) on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign the partnership name.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

________________________________          ___________________________________

________________________________          ___________________________________

________________________________          ___________________________________